UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

APPLIED OPTOELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[      ], 2026
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of the Stockholders of Applied Optoelectronics, Inc. (the “Company”), on [Day], [Date], 2026, at [    ] a.m. Central Time. We will hold the meeting at our principal office located at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the Proxy Statement. At this meeting, you are being asked to (i) elect the two Class I directors named in the Proxy Statement to hold office for three-year terms, (ii) ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026, (iii) approve, on an advisory basis, the compensation of our named executive officers, (iv) consider and vote on the amendment of our Amended and Restated Certificate of Incorporation, as amended, to clarify the voting standard that applies to future amendments, (v) approve the 2026 equity incentive plan and (vi) adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.
Please read the Proxy Statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person at the meeting, your vote is very important. Please submit your proxy or vote promptly by telephone or internet or by marking, signing, and returning your proxy card (if you have received one), so that your shares will be represented at the meeting. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a bank, broker, or other nominee, please follow the instructions you receive from your bank, broker, or other nominee to vote your shares.
We hope that you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
Chih-Hsiang (Thompson) Lin
Chairman and Chief Executive Officer

To Be Held On [Date], 2026
The 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Applied Optoelectronics, Inc., a Delaware corporation (the “Company”), will be held on [Day], [Date], 2026, at [    ] a.m. Central Time, at our principal offices at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, for the following purposes:
DATE	TIME	LOCATION	RECORD DATE

[Day], [Date], 2026	[ ] a.m. Central time	13139 Jess Pirtle Blvd., Sugar Land, TX 77478	[Day] [Date], 2026
Proposals	Items of Business	Board Recommendations	Page #
	To elect the two Class I directors named in the Proxy Statement to serve for three-year terms until the 2029 annual meeting of stockholders and hold office until their respective successors are elected and qualified, which we refer to as Proposal No. 1.	Vote FOR each Director nominee	6
	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, which we refer to as Proposal No. 2.	Vote FOR	20
	To approve, on an advisory basis, the compensation of our named executive officers, which we refer to as Proposal No. 3 or the “say-on-pay” vote.	Vote FOR	23
	To approve the amendment of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to clarify the voting standard that applies to certain future amendments, which we refer to as Proposal No. 4.	Vote FOR	51
	To approve the 2026 equity incentive plan, which we refer to as Proposal No. 5.	Vote FOR	53
	To adjourn the Annual Meeting to a later dated, if necessary or appropriate, which we refer to as Proposal No. 6.	Vote FOR	63
	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
Our Board of Directors recommends a vote FOR Proposals No. 1, 2, 3, 4, 5 and 6. Stockholders of record at the close of business on [      ], 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.
U.S. Securities and Exchange Commission (“SEC”) rules permit us to furnish proxy materials to stockholders over the Internet. We will be mailing to our stockholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting. If you would prefer to receive a paper copy of the proxy materials, you may request them by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [DATE], 2026: The Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and the 2025 Annual Report on Form 10-K are available at www.proxyvote.com and free of charge at the “Investor Relations” section of our website at https://investors.ao-inc.com/.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible.

How to vote:

By Internet. Go to the website at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials.

By Telephone. Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card.

By Mail. If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the postage-paid envelope provided. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you are voting by internet or telephone.

If the shares you own are held in “street name” by a bank, broker, or other nominee, your bank, broker, or other nominee will provide a voting instruction form, or, if requested, a printed set of proxy materials together with a voting instruction form, which you may use to direct how your shares will be voted.
You are cordially invited to join us at the Annual Meeting. However, to ensure your representation, we request that you submit your proxy and vote at your earliest convenience, whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting by following the instructions in the accompanying Proxy Statement or by attending the Annual Meeting and voting in person. We look forward to seeing you at the Annual Meeting.
By order of the Board of Directors,
David C. Kuo
Senior Vice President,
Chief Legal Officer, Chief Compliance Officer and
Corporate Secretary

Voting Instructions	73
Electronic Availability of Proxy Statement and 2025 Annual Report	73
Solicitation of Proxies	73
Voting Results	73
APPENDIX A NON-GAAP FINANCIAL MEASURES	A-1
APPENDIX B VOTE CLARIFICATION AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	B-1
APPENDIX C 2026 EQUITY INCENTIVE PLAN	C-1

Information about the Annual Meeting of Stockholders
Annual Meeting held at	13139 Jess Pirtle Blvd., Sugar Land, TX 77478
Date and Time	[Date], 2026 at [ ] a.m. Central Time
Online Voting Website	www.proxyvote.com
Telephone contact	1-800-690-6903
Attendance Requirements
Attendance at the Annual Meeting is limited to our stockholders, their proxyholders, and guests of the Company. Proof of Company stock ownership and photo identification is required to attend the Annual Meeting.

Electronic Devices	The use of cameras or other audio or video recording devices is not allowed.
Questions and Answers
About Annual Meeting Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com
Stock ownership for registered holders submit your proxy
Continental Stock Transfer & Trust Company at (800) 509-5586
(within the U.S. and Canada) or (212) 509-4000 (worldwide) or at cstmail@continentalstock.com
Stock ownership or voting for beneficial holders Please contact your bank, broker, or other nominee
Voting for registered holders Applied Optoelectronics, Inc. Investor Relations at IR@ao-inc.com
Important Documents and Information
Documents & Charters https://investors.ao-inc.com/corporate-governance/documents-charters
Management https://investors.ao-inc.com/corporate-governance/management
Board of Directors https://investors.ao-inc.com/corporate-governance/board-of-directors
Committee Composition https://investors.ao-inc.com/corporate-governance/committee-composition
Sustainability Report https://ao-inc.com/assets/legal/AOI_2024_ESG-Sustainability-Report.pdf
Annual Reports https://investors.ao-inc.com/financial-information/annual-reports
Investor Relations https://investors.ao-inc.com
Acronyms Used
GAAP Generally Accepted Accounting Principles
PCAOB Public Company Accounting Oversight Board
SEC Securities and Exchange Commission
TSR Total Shareholder Return
PSU Performance Stock Unit
RSU Restricted Stock Unit
CD&A Compensation Discussion and Analysis
IRC Internal Revenue Code
NEO Named Executive Officer
CEO Chief Executive Officer

» 1 «	2026 Proxy Statement

About us
Founded 1997	Founder, President, CEO, & Chairman Dr. Thompson Lin	Employees 4,800 in 3 countries (500+ in Texas)
Market Cap $11.7B	Global Research Over 300 end customers in 38 countries	Publicly Traded AOI (AAOI) is traded on Nasdaq Stock market
Manufacturing Capacity 1.2M+ semiconductor chips per month; 270K+ optical transceivers per month; 75+ amplifiers per month
OUR LOCATIONS
» 2 «	2026 Proxy Statement

Voting Roadmap
Proposals	Items of Business	Board Recommendations

To elect the two Class I directors named in the Proxy Statement to serve for three-year terms until the 2029 annual meeting of stockholders and hold office until their respective successors are elected and qualified, which we refer to as Proposal No. 1. Page 6
Vote FOR each Director nominee
	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, which we refer to as Proposal No. 2. Page 20	Vote FOR
	To approve, on an advisory basis, the compensation of our named executive officers, which we refer to as Proposal No. 3 or the “say-on-pay” vote. Page 23	Vote FOR

To approve the amendment of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to clarify the voting standard that applies to certain future amendments, which we refer to as Proposal No. 4. Page 51
Vote FOR
	To approve the 2026 equity incentive plan, which we refer to as Proposal No. 5. Page 53	Vote FOR
	To adjourn the Annual Meeting to a later dated, if necessary or appropriate, which we refer to as Proposal No. 6. Page 63	Vote FOR
To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
» 3 «	2026 Proxy Statement

Directors Overview

			COMMITTEES
Name	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance
Class I Directors
Che-Wei Lin Independent	62	2014
Elizabeth Loboa Independent	59	2020
Class II Directors
William H. Yeh Independent	73	2000
Cynthia (Cindy) DeLaney Independent	60	2021
Class III Directors
Chih-Hsiang (Thompson) Lin Non-Independent	63	1997
Richard B. Black Independent	92	2001
Min-Chu (Mike) Chen Independent	76	2013
Committee Chair	Committee Member
» 4 «	2026 Proxy Statement

Executive Compensation Policies and Practices
The following summarizes our current policies and practices:
WHAT WE DO	WHAT WE DON’T DO
Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	No Generous Perquisites. We provide only limited perquisites or personal benefits to our executive officers.

Retain an Independent Compensation Advisor. The compensation committee engages its own compensation advisor to provide information and analysis regarding our executive and equity incentive compensation programs.

No Exclusive Executive Retirement Plans. We do not offer defined benefit pension arrangements and we do not provide retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

Annual Executive Compensation Risk Assessment. The compensation committee annually reviews our compensation programs and compensation-related risks to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

No Hedging or Pledging of our Equity Securities. Our insider trading policy prohibits our executive officers, members of the Board and other employees from hedging or pledging our equity securities.

Meaningful Amount of Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance to align the interests of our executive officers and stockholders.
No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSUs and PSUs.
Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.
Clawback Policy and Stock Ownership Guidelines. We have a clawback policy and stock ownership guidelines for our executive officers to align their interest with those of our stockholders.
» 5 «	2026 Proxy Statement

ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CHE-WEI LIN AND ROBERT FLANAGAN AS CLASS I DIRECTORS.
We have a classified Board consisting of two Class I directors, two Class II directors and three Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at such annual meeting date. There are no arrangements or understandings between any director and any other person pursuant to which he or she is or was to be selected as a director of the Company.
The term of the Class I directors, Che-Wei Lin and Dr. Elizabeth Loboa, will expire at the upcoming Annual Meeting. Accordingly, two persons are to be elected to serve as Class I directors of the Board at the Annual Meeting. The Board’s nominees for election by the stockholders to those two positions are current Class I member of the Board, Che-Wei Lin and new nominee, Robert Flanagan. After many years of dedicated service, Dr. Loboa will not stand for re-election and will be retiring from the Board at the conclusion of her current term. The Board thanks Dr. Loboa for her contributions and distinguished service. If elected, each nominee will serve for a term expiring at our annual meeting of stockholders in 2029 and hold office until their respective successors are duly elected and qualified. If any of the director nominees declines to serve or becomes unavailable for any reason (although we know of no reason to anticipate that this will occur), or if a vacancy occurs before the election, the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than two persons.
We believe that each of our directors has demonstrated business acumen, ethical integrity, and an ability to exercise sound judgment as well as a commitment of service to us and our Board.
Vote Required and Board of Directors Recommendation
The two director nominees to serve as Class I directors will be elected by a plurality of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, meaning that the two nominees who receive the highest number of “FOR” votes will be elected as Class I directors. You may vote “FOR” or “WITHHOLD” with respect to each director nominee. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominee.
Biographical information concerning each of our directors, including the nominees, is set forth below as of [        ], 2026. Also set forth below are the specific experience, qualifications, attributes, or skills that led our nominating and corporate governance committee to conclude that each person should serve as a director.
Name	Age	Director Since
Class I Directors Whose Terms Expire at this Annual Meeting:
Che-Wei Lin	62	2014
Elizabeth Loboa	59	2020
New Class I Director Nominee:
Robert Flanagan	57
Class II Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders:
William H. Yeh	73	2000
Cynthia (Cindy) DeLaney	60	2021
Class III Directors Whose Terms Expire at the 2028 Annual Meeting of Stockholders:
Chih-Hsiang (Thompson) Lin	63	1997
Richard B. Black	92	2001
Min-Chu (Mike) Chen	76	2013
» 6 «	2026 Proxy Statement

Director Nominees

Che-Wei Lin Director Independent	Robert (Bob) Flanagan Director Nominee Independent
Age: 62	Age: 57
Director Since: 2014
Committees: Compensation
Board Characteristics
INDEPENDENCE	TENURE	AGE	GENDER

» 7 «	2026 Proxy Statement

Current Director Not Standing for Re-Election
Elizabeth Loboa Director
Elizabeth Loboa, Ph.D. has served as the Provost and Vice President for Academic Affairs at Southern Methodist University since 2020. From 2018 to 2020, Dr. Loboa served the University of Missouri System and the University of Missouri as Vice Chancellor for Strategic Partnerships, Dean and Ketcham Professor of the College of Engineering, University of Missouri System Review Committee for Excellence in Research and Creative Works, Council of Leaders, MU Engagement Council, Translational Precision Medicine Complex (TPMC, now called Roy Blunt NextGen Precision Health building) Academic and Research Programming Group, University of Missouri System Taskforce for Innovation, and served on the Board of Directors for the Missouri Innovation Center. She also held various leadership and service roles related to her profession. In 2018, she served as Coordinator of the Precision Medicine Summit for the University of Missouri System. In 2017, she served as Co-Chair of the University of Missouri Chancellor Search Committee. During her time as dean at University of Missouri, Dr. Loboa also served as adjunct professor in the Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2003 to 2015, she served as Director of the Cell Mechanics Laboratory, Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University. From 2014 to 2015, she served as adjunct professor in the Departments of Biotechnology, Physiology and Fiber and Polymer Science at North Carolina State University and in the Department of Orthopedics and Curriculum in Oral Biology at University of North Carolina-Chapel Hill. From 2014 to 2015, she served as Professor of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University and the Department of Materials Science and Engineering at North Carolina State University. She also served as Associate Chair of the Joint Department of Biomedical Engineering at University of North Carolina-Chapel Hill and North Carolina State University from 2013 to 2015.
Education
Dr. Loboa received a B.S. in Mechanical Engineering from the University of California, Davis, an M.S.E in Biomechanical Engineering from Stanford University, and a Ph.D. in Mechanical Engineering from Stanford University.

Dr. Loboa is not standing for re-election.
Nominees for Election to a Three Year Term Expiring at the 2029 Annual Meeting of Stockholders
Che-Wei Lin Director
Che-Wei Lin has served as a director on our Board since January 2014, and previously served as a director on our Board from December 2006 to October 2009. Since November 2007, Mr. Lin has served as the President of ASMedia Technology Inc., a chipset manufacturer. Since November 2009, Mr. Lin has also served as the Corporate Vice President of the Motherboard Business Unit of the Open Platform Business Group of ASUSTek Computer Inc., a computer hardware and electronics company. Mr. Lin was employed at VIA Technologies, Inc., a manufacturer of integrated circuits and motherboard chipsets, from 1993 to 2007 in various positions, including President of the Desktop Platform Business Unit, Vice President of the System Platform Division and Vice President of OEM and Chipset Product Marketing.
Education
Mr. Lin received a B.S. in Electrical Engineering from Fu Jen University in Taiwan and a M.S. in Electrical Engineering from the University of Missouri.

The Board believes that Mr. Lin is qualified to serve as a director based on his business and financial management and leadership experience and his years of service on our Board.
» 8 «	2026 Proxy Statement

Robert Flanagan Director
Robert Flanagan has been nominated as a candidate to be elected to serve on our Board of Directors at the 2026 Annual Meeting of Stockholders. Mr. Flanagan was recommended to the Nominating and Governance Committee by an executive officer. Mr. Flanagan is currently retired, following a thirty-three year career in the investment banking industry. He most recently served as a Managing Director, Technology Investment Banking at Raymond James & Associates from August 2011 to February 2025. From May 2007 to August 2011, Mr. Flanagan served as Managing Director at CIBC World Markets Corp. and Oppenheimer & Co., Inc. (following its separation from CIBC World Markets Corp.). From January 2004 to May 2007, Mr. Flanagan served as a Managing Director at Cowen & Company. From February 2000 to December 2003, Mr. Flanagan held various positions at Thomas Weisel Partners, LLC, the last of which was Partner. From July 1990 to June 1993 and from July 1995 to February 2000, Mr. Flanagan held various positions at Citigroup Global Markets and certain predecessor firms.
Education
Mr. Flanagan received a BA in Economics and Business from the University of California, Los Angeles, and an MBA from the Stanford Graduate School of Business.

The Board believes Mr. Flanagan is qualified to serve as a director based on his leadership experience, his strong financial and strategic background, and his deep knowledge of the business of optical networking and semiconductor companies.

Directors Continuing in Office until the 2028 Annual Meeting of Stockholders
Chih-Hsiang (Thompson) Lin Founder, President and Chief Executive Officer, and Chair of the Board
Chih-Hsiang (Thompson) Lin, Ph.D., founded Applied Optoelectronics, Inc. in February 1997 and has served as President and Chief Executive Officer since our inception. He currently serves as the Chairman of our Board, a position he has held since January 2014. He also previously served as Chairman of our Board from May 2000 through September 2002, and again from June 2008 through October 2009. Since May 2015, Dr. Lin has served on the University of Missouri’s Chancellor’s Advisory Group and since November 2016 he has served as a chair on the University of Missouri’s Industrial Advisory Board for the College of Engineering. Dr. Lin also served as a research associate professor from 1998 to 2000 and as a senior research scientist from 1994 to 1998 at the University of Houston.
Education
Dr. Lin received a B.S. in Nuclear Engineering from National Tsing Hua University in Taiwan and a M.S. and Ph.D. in Electrical and Computer Engineering from University of Missouri — Columbia.

The Board believes that Dr. Lin is qualified to serve as a director based on his extensive background in business management, technological expertise, his role as founder, President and Chief Executive Officer and his deep knowledge in our industry from years of service on our Board.

» 9 «	2026 Proxy Statement

Richard B. Black Director
Richard B. Black has served as the Chairman and Chief Executive Officer of ECRM, Incorporated, a worldwide supplier of laser-based imaging equipment, from 1983 until the company was acquired by Eastman KODAK Corp. in 2021. From 2014 to 2017, he also served as President and Chief Executive Officer and a director of CRON-ECRM LLC, a worldwide supplier of laser-based imaging equipment. Beginning in 1989, Mr. Black was a director of Oak Technology, Inc., a manufacturer of semi-conductors for optical storage and laser printers, and then became President in 1998 and vice chairman of the board of directors in 1999 until its merger with Zoran, Inc. in 2003. Mr. Black previously served as President and CEO of AM International from 1980 to 1982. He served as a Division President of Maremont Corporation, a manufacturer of auto parts and textile machinery, from 1967 to 1972, then as Maremont’s Executive Vice President and then President and CEO from 1972 to 1979. When Maremont was acquired by Alusuisse in 1979, he served as President and CEO of Alusuisse of America until 1981. He served as a director and chairman of the audit committee of GSI Group, a manufacturer of lasers, laser systems, semi-conductor equipment, from 1998 to 2012, and was its chairman of its board of directors from 2006 to 2012. Mr. Black served as a director and Chairman of the audit committee of Alliance Fiber Optics Products, Inc. (Nasdaq: AFOP) from 2002 until its acquisition by Corning in 2016. He serves as a director of TREX Enterprises, Inc., a defense technology company, a position he has held since 2000, and serves as director and Chairman of the Board of Directors of Hamillroad Software Ltd., a supplier of imaging software to the printing and packaging industries since January 2023. Mr. Black has served as trustee of the Institute for Advanced Study at Princeton since 1990, and became its Vice Chairman in 2006, and Trustee Emeritus since 2012. He has served as a trustee of the American Indian College Fund, Beloit College, and Bard College. At the University of Chicago, he serves on the Board of Governors of the University’s Smart Museum of Art and previously served on the Dean’s Council of the Physical Sciences Division.
Education
Mr. Black received a B.S. in Engineering from Texas A&M University, an MBA from Harvard University, and an honorary Ph.D. from Beloit College.

The Board believes that Mr. Black is qualified to serve as a director based on his extensive business and financial management and leadership experience, and his service on other private company and publicly held company’s boards of directors as both a chief executive officer and chairman of the audit committee. He brings to the Board expertise in the fields of general management, accounting, and internal controls.

Min-Chu (Mike) Chen Director
Min-Chu (Mike) Chen, Ph.D. has been a partner and member of the board of directors of EverRich Capital Inc., a financial consulting company, since 2001. Since May 2010, he has served as executive director of C&C International Services, Inc., a petrochemical equipment services and marketing company. Dr. Chen is the co-founder and has served as executive director of EABO Information Technology (Shanghai), Co. Ltd., an IIoT technology platform company, since 2018. Dr. Chen is the co-founder and has served as a director of KidTech, Inc., a Houston based personalized healthcare solution provider for children, since May 2023. From March 1994 to June 2022, Dr. Chen served as a board member of PCTEL, Inc. (Nasdaq: PCTI). From September 2008 to April 2010, Dr. Chen served as the Chief Executive Officer of SilverPAC, Inc., a consumer electronics business. From 2011 to 2018, he served as the Asia Pacific Director for U.S. Flow Control Group Pte. Ltd., a petroleum equipment manufacturer and services company. From 2016 to 2023, he served as Vice Chairman of the board of directors of Shandong SicerKline Advanced Material Co., Ltd., a surface-etched silicon carbide and alumina mini-whisker manufacturing plant for ceramic applications. Dr. Chen was previously employed by Exxon as a Senior Research Engineer in the Drilling and Completion Division and as a Senior Engineer at Transocean.
Education
Dr. Chen received a Ph.D. in Ocean Engineering from Oregon State University and B.S. in Naval Architecture from National Ocean University.

The Board believes that Dr. Chen is qualified to serve as a director based on his business management experience, his service on other private company boards of directors and his prior service on the board of a publicly held company.

» 10 «	2026 Proxy Statement

Directors Continuing in Office until the 2027 Annual Meeting of Stockholders
William H. Yeh Director
William H. Yeh has served as the Chief Executive Officer and President of Golden Star Management, Inc., a real estate investment and management company, since 1997. In addition, since 2005, he has served as President of Pearlyeh Investments Inc., a real estate development and investment company. Since 2014, he has served as President of Stonemetal Capital, LLC, an equity financial company and as President of Pearl Yeh Charitable Foundation LLC, a charitable foundation focused on cultural exchange and education programs. He served as the Vice Chairman of Central Bancorp, Inc. (the holding company of United Central Bank, now Hanmi Bank) from 1997 to 2014. He served as an Advisor of Hanmi Bank for the Texas region from 2014 to 2019.
Education
Mr. Yeh received a B.S. from National Cheng Kung University in Taiwan and a M.S. from University of Houston — Clear Lake.

The Board believes that Mr. Yeh is qualified to serve as a director based on his business and financial management and leadership experience, as well as his extensive knowledge of the Company and our industry from his years of service on our Board.

Cynthia (Cindy) DeLaney Director
Cynthia (Cindy) DeLaney has served as the Global Fuel Oil commodity trading manager for Shell Trading since January 2014. In this role, she manages Shell’s Global Fuel Oil Trading activities with primary trading offices in Singapore, Rotterdam, and Houston, covering Asia, Europe, and the Americas, and other offices in cities such as Calgary, Dubai, and Moscow. For the nine years prior, from 2005 to 2013, she managed the Americas Fuel Oil Trading team. Before her position as the Americas Trading Manager, Ms. DeLaney was a trader in fuel oil, VGO, gasoline and gasoline components from 1999 to 2005. She has over 25 years’ experience as a trader and in technical aspects of the petrochemical/refining industry. In her role as the Global Trading Manager of Fuel Oil, Ms. DeLaney has increased the profitability of Shell’s global fuel oil trading business which grew steadily over her tenure. Since October 2016, Ms. DeLaney has served as a director and Vice President of Shell Trading US Company (STUSCo). She is also a member of the Executive group of the Houston Chapter of the Women’s Energy Network (WEN) which works to promote and develop women’s careers in Energy and STEM fields. Ms. DeLaney started her working career in 1991 as an Electrical Engineer at Arco Chemical Company (now Lyondell) in Houston. She moved from technical to commercial activities at Arco, eventually trading MTBE and gasoline components from Arco’s Newtown Square, Pennsylvania headquarters. In 1998, she moved to Koch Industries, in Houston, to trade MTBE before being hired in 1999 by Shell to trade gasoline, and then Fuel Oil and VGO.
Education
Ms. DeLaney received a B.S. in Electrical Engineering from Louisiana State University.

The Board believes Ms. DeLaney is qualified to serve as a director based on her leadership experience and extensive experience in business.
» 11 «	2026 Proxy Statement

Director Independence
The Board has determined that, other than Dr. Chih-Hsiang (Thompson) Lin, our President and Chief Executive Officer, each of the current members of the Board and the nominee for election to the Board is an “independent director” for purposes of The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term relates to membership on the Board. In making these determinations, our Board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.
Board Leadership Structure
The Board evaluates its leadership structure regularly to ensure it remains aligned with the Company’s strategic and governance needs.
Dr. Chih-Hsiang (Thompson) Lin	William H. Yeh

Our Board is currently chaired by our President and Chief Executive Officer, Dr. Chih-Hsiang (Thompson) Lin.
●
The Board believes that combining the positions of Chief Executive Officer and Chairman of the Board, or Chairman, helps to ensure that the Board and management act with a common purpose, providing a single, clear chain of command to execute our strategic initiatives and business plans.

●
In addition, the Board believes that a combined Chief Executive Officer and Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information.

●
In light of our Chief Executive Officer’s extensive history with and knowledge of our Company, the Board also believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Chairman.

Our Board appointed William H. Yeh as lead independent director of our Board in April 2018.
As our lead independent director, Mr. Yeh
●
serves as chair of executive sessions of the independent members of the Board;

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serves as chair of meetings of the Board if the Chairman of the Board is absent;

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serves as the designated liaison between the independent members of the Board, the full Board and the management of the Company;

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approves information sent to the Board;

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approves meeting agendas of the Board;

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approves meeting schedules to assure there is sufficient time for discussion of all agenda items;

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has the authority to call meetings of the independent directors; and

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if requested by major stockholders, ensures that he is available for consultation and direct communication.

Executive Sessions
Non-management directors generally meet in executive session without management present. The Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer, who is the only non-independent director on the Board.
» 12 «	2026 Proxy Statement

Meetings of the Board of Directors and Committees
The Board held six meetings during the fiscal year ended December 31, 2025. The Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.
The following table sets forth the standing committees of the Board and the members of each committee as of [         ], 2026:
Name of Director	Audit	Compensation	Nominating and Corporate Governance
Richard B. Black
Min-Chu (Mike) Chen
William H. Yeh
Che-Wei Lin
Elizabeth Loboa
Cynthia (Cindy) DeLaney
Committee Chair	Committee Member
» 13 «	2026 Proxy Statement

Audit Committee
			*Audit committee financial expert	6
Richard B. Black* Chair	Cynthia (Cindy) DeLaney	Dr. Min-Chu (Mike) Chen		MEETINGS HELD
Our audit committee currently consists of Richard B. Black, Cynthia (Cindy) DeLaney and Dr. Min-Chu (Mike) Chen. Our Board has determined that Mr. Black, Ms. DeLaney, and Dr. Chen each satisfy the independence and financial literacy requirements under the applicable rules and regulations of the SEC and Nasdaq. Mr. Black serves as the chairman of this committee, and our Board has determined that he qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC and has the requisite financial sophistication as defined under the applicable Nasdaq rules. Our audit committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its charter, the audit committee’s responsibilities include, but are not limited to:
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overseeing management’s implementation and maintenance of a system of internal controls over accounting and financial reporting systems to support the integrity, accuracy, completeness, and timeliness of financial statements and related public filings and disclosures;

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overseeing the adoption and implementation of guidelines and policies with respect to risk management, including discussing with the Board significant financial risk exposures and actions taken by Board committees to oversee the policies addressing the risks associated with their respective areas of oversight;

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overseeing the establishing and maintenance of our anonymous compliance hotline and website portal, ensuring all non-retaliation policies described in the Code of Business Conduct and Ethics are strictly complied with;

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meeting with our independent auditors and with internal financial personnel regarding these matters;

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appointing, compensating, retaining, and overseeing the work of our independent auditors;

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pre-approving audit and non-audit services of our independent auditors;

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reviewing our audited financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

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establishing procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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reviewing the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing us audit services;

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reviewing all related-party transactions for approval;

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reviewing and reassessing the adequacy of the audit committee’s charter at least annually and recommending any changes to our Board; and

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reviewing and evaluating the audit committee’s own performance.

Our independent auditors and internal financial personnel meet in private with our audit committee on a regular basis and have unrestricted access to this committee.
The audit committee held six meetings during the fiscal year ended December 31, 2025. Additional information regarding the audit committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.
» 14 «	2026 Proxy Statement

Compensation Committee
4
William H. Yeh Chair	Che-Wei Lin	Dr. Elizabeth Loboa	MEETINGS HELD
Our compensation committee currently consists of William H. Yeh, Che-Wei Lin, and Dr. Elizabeth Loboa, each of whom is not an employee and is “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Mr. Yeh serves as the chairman of this committee. Our compensation committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Pursuant to its charter, our compensation committee has responsibility for developing, implementing, and overseeing our executive and incentive compensation policies and programs. Under its current charter, the compensation committee’s responsibilities include, but are not limited to:
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reviewing and approving all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

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reviewing and approving annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluating the performance of the Chief Executive Officer;

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reviewing and approving incentive-based or equity-based compensation plans in which our executive officers participate;

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reviewing and approving all compensation for executive officers, including incentive-based and equity-based compensation, and overseeing the evaluation of management;

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considering an executive officer’s performance as it relates to both legal compliance and compliance with internal policies and procedures when determining, setting, or approving compensation arrangements;

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approving all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

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periodically reviewing and advising our Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers relative to comparable companies in our industry;

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reviewing and reassessing the adequacy of the compensation committee charter and recommending any changes to our Board on an annual basis;

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reviewing and evaluating the compensation committee’s own performance;

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reviewing with the Chairman of the Board and the Chief Executive Officer the succession plan relating to the Chief Executive Officer and the management development plan and making recommendations to the Board with respect to such plans;

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reviewing the compensation paid to non-employee directors and making recommendations to the Board for any adjustments; and

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receiving and reviewing an annual report of all reported transactions in equity securities of the Company of any officer or director who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

The compensation committee may delegate its authority to a subcommittee to make grants of compensatory equity awards to executive officers and other employees, provided that these grants are made within established guidelines. In addition, the compensation committee may obtain advice or assistance from compensation consultants, legal counsel, or other advisors to perform its duties, provided that the compensation committee shall periodically assess the independence of any such compensation consultant as required by Nasdaq rules and applicable law.
In 2025, the compensation committee retained Aon — the Human Capital Solutions practice of Aon plc (“Aon”) — as its compensation consultant for executive officer and director compensation. Aon reports directly to the compensation committee and to the compensation committee chair. While Aon coordinates with our management for data collection, including obtaining the job descriptions for our executive officers, Aon does not provide any other services to us. The compensation committee has evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Aon and that Aon is independent.
The compensation committee held four meetings during the fiscal year ended December 31, 2025.
» 15 «	2026 Proxy Statement

Nominating and Corporate Governance Committee
1
Dr. Min-Chu (Mike) Chen Chair	William H. Yeh	Richard B. Black	MEETING HELD
Our nominating and corporate governance committee currently consists of Dr. Min-Chu (Mike) Chen, William H. Yeh and Richard B. Black, each of whom is not an employee and is otherwise “independent” as that term is defined in the applicable rules of the SEC and Nasdaq. Dr. Chen serves as the chairman of this committee. Our nominating and corporate governance committee oversees and advises the Board with respect to corporate governance matters, assists the Board in identifying and recommending qualified candidates for nomination to the Board, makes recommendations to the Board with respect to assignments to committees of the Board and oversees the evaluation of the Board. The nominating and corporate governance committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on the investor relations portion of the Company’s website at www.ao-inc.com. Under its current charter, the nominating and corporate governance committee’s responsibilities include, but are not limited to:
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identifying, evaluating and recruiting individuals to become Board members and reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the Company’s business and strategy at the time and the current make-up of the Board; this assessment of Board skills, experience, and background includes, among numerous diverse factors, such as independence; understanding of and experience in manufacturing, technology, finance, and marketing; senior leadership experience; international experience; age; and diversity with respect to race, ethnicity, gender, and geography, which includes its commitment to actively seek women and minority candidates for the pool from which board candidates are chosen;

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considering director candidates submitted by stockholders and determining the procedure to be followed by stockholders in submitting such recommendations;

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recommending Board committee structure and responsibilities to be included in the charter of each committee of the Board to be submitted to the full Board for consideration;

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recommending directors to serve on each Board committee and suggesting rotations for chairpersons of the Board committees as the nominating and corporate governance committee deems appropriate;

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recommending corporate governance standards to the Board;

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evaluating and recommending any revisions to Board and Board committee meeting policies;

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developing principles of corporate governance and recommend such principles to the Board;

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working with the audit committee of the Company in fulfilling its duties related to corporate governance and oversight of the Company’s compliance with applicable laws and regulations;

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reviewing the effectiveness of the operation of the Board and Board committees, including the corporate governance and operating practices;

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reviewing and reassessing the adequacy of the nominating and corporate governance committee charter and recommending any changes to the Board; and

●
reviewing and evaluating the nominating and corporate governance committee’s own performance.

The nominating and corporate governance committee held one meeting during the fiscal year ended December 31, 2025.
» 16 «	2026 Proxy Statement

Director Nominations
Our nominating and corporate governance committee is responsible for, among other things, assisting our Board in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a Board that brings to our Company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. Although the Company does not have a formal policy on diversity, the nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise, and other demographic factors, as well as with respect to gender, racial and ethnic diversity.
If the director nominees identified in this Proxy Statement are elected at the 2026 Annual Meeting, our Board will be comprised of seven members, including one woman, reflecting the change in Board composition resulting from the conclusion of Dr. Elizabeth Loboa’s service at the end of her current term. The Board will also include 4 individuals who self-identify as racially or ethnically diverse. While the Board believes the current slate of directors collectively provides the skills, experience and independence necessary to oversee the Company’s strategy and risk profile, the Board and the nominating and corporate governance committee remain focused on enhancing the Board’s diversity of thought and expertise over time. In conducting future director searches, including when engaging any third-party search firm, the nominating and corporate governance committee intends to continue to seek highly qualified candidates with a range of backgrounds and experiences, consistent with the needs of the Board and the best interests of our stockholders.
When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the Board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all Board and committee responsibilities. Members of the Board are expected to rigorously prepare for, attend and participate in all meetings of the Board and applicable committee meetings. Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees.
The nominating and corporate governance committee evaluates annually the current members of the Board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and corporate governance committee regularly assesses the optimum size of the Board and its committees and the needs of the Board for various skills, background, and business experience in determining if the Board requires additional candidates for nomination.
Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.
The nominating and corporate governance committee will consider director candidates validly recommended by stockholders. The process for evaluating stockholder-recommended nominees is no different than the process for evaluating nominees identified by the nominating and corporate governance committee. If, rather than recommending a candidate to the nominating and corporate governance committee for consideration, a stockholder wishes to formally nominate a director, such stockholder must comply with the applicable procedural requirements in our Amended and Restated By-laws, as amended (the “By-laws”), including the nomination deadline described under the heading “Stockholder Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement.
As part of their annual evaluation of the Board’s needs, the nominating and corporate governance committee decided to nominate a new director to the Board. Mr. Flanagan was recommended to the nominating and governance committee by a member of the management team and brings to the Board more than 30 years of experience in leadership and knowledge of the technology industry such as networking infrastructure equipment and software, cybersecurity, industrial optics, optical networking and semiconductor technologies.
Communications with the Board
Stockholders and other interested parties who wish to communicate with our Board, including our independent or non-management directors as a group, our independent lead director, or any other individual director, may do so by submitting a written communication to our Chief Legal Officer at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Chief Legal
» 17 «	2026 Proxy Statement

Officer for forwarding to our Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Chief Legal Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Stockholder Engagement
Historically, our management team has interacted with stockholders primarily in connection with industry conferences, investor updates, and fundraising activity.
In past outreach efforts, we heard that some stockholders may be interested in more disclosure regarding succession planning and other governance practices to improve stockholder access. In response to the feedback about the disclosure of succession planning, a few years ago, the Board added more disclosure around the succession planning process below in the Section “Management Succession Planning”.
In addition, our Board recognizes that stockholders may have differing opinions with respect to classified or staggered boards of directors. Our Board has maintained its classified structure that was established prior to our initial public offering because a staggered board can enhance stability and continuity by ensuring that each director possesses the experience and background to understand our complex business, including our management’s strategy for growth. A classified board also encourages directors to have a long-term perspective and reduces vulnerability to invasive and coercive takeover tactics that do not benefit stockholders and may divert valuable management resources.
We value our stockholders’ perspective on these matters and others and look forward to the information that we will be able to gather through additional stockholder engagement.
Management Succession Planning
A primary responsibility of the Board is planning for Chief Executive Officer succession and overseeing identification and development of other members of the senior leadership team. The Board and the compensation committee work with the Chief Executive Officer to plan for succession. For the Chief Executive Officer, the succession plan covers identification of internal candidates, and professional and leadership development plans for internal candidates. The Board from time to time reviews the Chief Executive Officer succession plan. The criteria used to assess potential Chief Executive Officer candidates are formulated based on the Company’s business strategies, and include strategic vision, leadership, and operational execution. The Board maintains an emergency succession contingency plan that is reviewed on an annual basis by the Board and compensation committee. The plan identifies roles and responsibilities of individuals who would act if an unforeseen event prevented the Chief Executive Officer from continuing to serve. The Board may review development and succession planning more frequently as it deems necessary or desirable.
Director Attendance at Annual Meetings
We do not have a formal policy regarding Board members attendance at annual meetings, but all members of our Board are encouraged to attend each annual meeting of stockholders. We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our Board taking into account the directors’ schedules. One of our directors attended our 2025 Annual Meeting of Stockholders.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of our Board members, employees, and executive officers, including our Chief Executive Officer (Principal Executive Officer), and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). We have made the Code available on our website at www.ao-inc.com.
We intend to satisfy the public disclosure requirements regarding (1) any amendments to the Code, or (2) any waivers under the Code given to our Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer by posting such information on our website at www.ao-inc.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478.
Compensation Committee Interlocks and Insider Participation
Messrs. Yeh and Lin and Dr. Loboa served on our Compensation Committee in fiscal 2025. None of our employees, executive officers, or former executive officers serve as a member of our compensation committee, and none of our executive officers serve on any other committee serving an equivalent function for any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee.
» 18 «	2026 Proxy Statement

Compensation Policies and Risk Management Practices
We do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on our Company. We believe that the combination of different types of compensation as well as the structure and overall amount of compensation, together with our internal controls and oversight by the Board, mitigates potential risks. We also provide a base level of equity compensation through our equity incentive program, helping to smooth out the impact of unexpected challenges to our operating plan.
One of the key functions of the Board is informed oversight of our various processes for managing risk. The Board administers this oversight function directly through the Board as a whole, as well as through the standing committees of the Board that address risks associated with their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing risk exposure in our strategic plans, development programs, corporate goals and operating plans, and cybersecurity. Our audit committee has the responsibility to consider and discuss our major exposures to financial risk and the steps our management takes to monitor and control these exposures, including guidelines, policies, and processes. The audit committee also monitors our compliance with various legal and regulatory requirements, monitors our whistleblower system, and oversees the performance of our internal audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and policies. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the Board meets with certain members of our executive team, including the heads of our different organizational functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business. The Board considers the Company’s risk profile and other aspects of our business in assessing the leadership structure of the Board from time to time.
» 19 «	2026 Proxy Statement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The audit committee of our Board has selected Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Grant Thornton has served as our auditor since 2008. A representative of Grant Thornton is expected to be present at the Annual Meeting to be available to provide a statement if they desire to do so and respond to appropriate questions.
Fees Billed by Grant Thornton
The following table sets forth the aggregate fees billed by Grant Thornton for services provided in the fiscal years ended December 31, 2025 and 2024:
	Fiscal 2025	Fiscal 2024
Audit fees(1)	$1,822,450	$1,683,603
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees	—	—
Total	$1,822,450	$1,683,603

(1)
“Audit fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements, audit of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, consultations concerning financial reporting in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered securities offerings. Other than audit fees, there were no other fees incurred for services provided by Grant Thornton during the fiscal year ended December 31, 2025.

(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting.

(3)
“Tax Fees” consist of fees for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm
The audit committee has determined that all services performed by Grant Thornton for the fiscal years ended December 31, 2025 and 2024 were compatible with maintaining the independence of Grant Thornton. The audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. In 2025, 100% of the services rendered to us by Grant Thornton were pre-approved by the audit committee. All of the hours expended on the principal accountant’s engagement to audit the financial statements of the Company for the year 2025 were attributable to work performed by full-time, permanent employees of the principal accountant. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.
» 20 «	2026 Proxy Statement

Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, is required for approval of this proposal. Abstentions will have no effect on the outcome of the proposal, and there should be no broker non-votes on the proposal because brokers have discretion to vote on the proposal. Your bank, broker, or other nominee will have discretion to vote any uninstructed shares on this proposal. If the stockholders do not approve the ratification of Grant Thornton as our independent registered public accounting firm, the audit committee will review its future selection in light of the vote result, but may still appoint Grant Thornton in the future. Even if the selection is ratified, the audit committee in its discretion may appoint a different registered public accounting firm at any time during the year if the committee determines that such change would be appropriate.
» 21 «	2026 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The audit committee oversees the Company’s financial reporting process on behalf of the Board. The audit committee is responsible for retaining the Company’s independent registered public accounting firm, evaluating its independence, qualifications, and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.
Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. The Company’s independent registered public accounting firm, Grant Thornton, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.
The audit committee has reviewed and discussed with management the Company’s audited financial statements. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Respectfully submitted,
AUDIT COMMITTEE
Richard B. Black, Chairman
Cynthia (Cindy) DeLaney
Dr. Min-Chu (Mike) Chen
» 22 «	2026 Proxy Statement

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
In accordance with Section 14A of the Exchange Act and related rules of the SEC, we are providing stockholders an advisory vote, or say-on-pay vote, on the compensation of our named executive officers as described in this Proxy Statement. We must provide this opportunity to our stockholders at least once every three years. Our Board has determined to provide this opportunity on an annual basis.
At our 2025 Annual Meeting of Stockholders, 97.45% of votes cast voted in favor of the compensation of our named executive officers. The compensation committee interpreted stockholder approval of the executive compensation program at such a high level as indicating that a substantial majority of stockholders viewed the Company’s executive compensation program, plan design and governance as continuing to be well aligned with stockholder interests, their investor experience and business outcomes.
The say-on-pay vote is a non-binding vote on the compensation of our named executive officers as described in this Proxy Statement in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and accompanying narrative disclosure. The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
In connection with this proposal, you are encouraged to carefully review the “Compensation Discussion and Analysis” section as well as the information contained in the compensation tables and accompanying narrative disclosure contained in this Proxy Statement. As described more fully in the “Compensation Discussion and Analysis” section and below, our compensation philosophy, policies and practices seek to pay for performance and align stockholder and executive interests. Consistent with that philosophy, the compensation committee of the Board believes our executive compensation program is reasonable and aligned with stockholder interests.
The Board recommends that you vote in favor of the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Rule 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and accompanying narrative disclosure, is hereby approved.”
The vote on this proposal is advisory and nonbinding on the Company. However, the Board and the compensation committee will consider the outcome of the vote when making future compensation decisions regarding our named executive officers.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, is required to approve this Proposal No. 3. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on this Proposal No. 3.
» 23 «	2026 Proxy Statement

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the below section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the compensation committee has recommended to the Board that the section titled “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in this Proxy Statement.
Respectfully submitted,
COMPENSATION COMMITTEE
William H. Yeh, Chairman
Che-Wei Lin
Dr. Elizabeth Loboa
» 24 «	2026 Proxy Statement

The following table sets forth certain information regarding our executive officers.

Chih-Hsiang (Thompson) Lin	Stefan J. Murry	Hung-Lun (Fred) Chang	Shu-Hua (Joshua) Yeh	David C. Kuo
Age: 63 Position: President, Chief Executive Officer, and Chairman of the Board of Directors	Age: 53 Position: Chief Financial Officer and Chief Strategy Officer	Age: 62 Position: Senior Vice President and North America General Manager	Age: 60 Position: Senior Vice President and Asia General Manager	Age: 43 Position: Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Dr. Chih-Hsiang (Thompson) Lin’s
Biography can be found on page 9 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers, including our other named executive officers, are below.
Stefan J. Murry, Ph.D.	Education
Dr. Murry has served as our Chief Financial Officer since August 2014 and our Chief Strategy Officer since December 2012. Previously, Dr. Murry served as our Vice President of Sales and Marketing from June 2004 until December 2012, our Director of Sales and Marketing from January 2000 to June 2004 and as a Senior Engineer of Device Packaging from February 1997 to January 2000. He also previously served as Research Associate from 1991 to 1999 and Mission Control Specialist from 1992 to 1997 with the Space Vacuum Epitaxy Center in Houston, Texas. Dr. Murry has been issued multiple patents in the optoelectronics industry, as well as in various related and complimentary industries.	Dr. Murry received a B.S. and M.S. in Physics and a Ph.D. in Electrical Engineering from the University of Houston.
Hung-Lun (Fred) Chang, Ph.D.	Education
Dr. Chang has served as our North America General Manager and Senior Vice President of Optical Component Business Unit since October 2012. Previously, Dr. Chang served as Vice President of our Optical Module Division from March 2004 until October 2012, our Director of Manufacturing from June 2002 to March 2004, and as our Deputy Packaging Manager from April 2001 to May 2002. Dr. Chang has held numerous positions in the optoelectronics industry throughout his career. His most recent position prior to joining us was Deputy Manager from 2000 to 2001 of the Optical Active Component Group at Hon-Hai Precision Industry Co., Ltd., which is based in Taiwan. He was also a researcher and project manager of the Optoelectronic Module Technology group at Chunghwa Telecom Co., Ltd. from 1996 to 2000.	Dr. Chang received a B.S. in Electrophysics and a Ph.D. in Electro-Optical Engineering from National Chiao Tung University in Taiwan.
» 25 «	2026 Proxy Statement

Shu-Hua (Joshua) Yeh	Education
Mr. Yeh has served as our Asia General Manager since February 2015 and as Senior Vice President of our Network Equipment Module Business Unit since November 2012. Previously, Mr. Yeh served as our General Manager of our Video Equipment Division of Global Technology Inc., our China subsidiary, since its acquisition by us in March 2006 and had served as its President and Chief Executive Officer from April 2002 until the acquisition. From May 1995 to April 2002, Mr. Yeh served as a Vice President of Sales and Marketing of Twoway CATV Technology Inc.	Mr. Yeh received a B.S. in Mechanical Engineering and a M.S. in Automatic Control Science from National Chung Shing University in Taiwan.
David C. Kuo	Education
Mr. Kuo has served as our Senior Vice President and Chief Legal Officer since May 2023, our Chief Compliance Officer since August 2013 and as our Corporate Secretary since November 2012. Previously, Mr. Kuo served as our Vice President and General Counsel from August 2013 to May 2023, and served as our Assistant General Counsel from May 2009 until August 2013, and as our Asia Legal Manager from January 2011 until August 2013.	Mr. Kuo received a J.D. from South Texas College of Law and a BBA degree in Real Estate from Baylor University.
Our executive officers are elected by, and serve, at the discretion of our Board. There are no family relationships among any of our directors, director nominees, or executive officers. There are, and during the past ten years there have been, no material legal proceedings to which any director, director nominee, or executive officer of the Company, or any associate of any director, director nominee, or executive officer of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
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Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers (“NEOs”). For 2025, these individuals were:
Chih-Hsiang (Thompson) Lin	President and Chief Executive Officer (our “CEO”)
Stefan J. Murry	Chief Financial Officer and Chief Strategy Officer (our “CFO”)
Hung-Lun (Fred) Chang	Senior Vice President and North America General Manager
Shu-Hua (Joshua) Yeh	Senior Vice President and Asia General Manager
David C. Kuo	Senior Vice President, Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary
This CD&A provides an overview of our executive compensation philosophy and objectives and describes the decisions made regarding the material elements of our executive compensation program during 2025. To provide a performance viewpoint, the CD&A also summarizes most recent revenue and total stockholder return (“TSR”) performance.
Company Performance
The compensation committee considers Company performance when determining compensation actions. 2025 was an exceptionally strong year in terms of revenue growth and stockholder value creation, and set the foundation for future growth. The chart below summarizes our five-year revenue growth and TSR compared to the 2025 Peer Group TSR.

Applied Optoelectronics Revenue Versus Peer Group TSR
Revenue ($ Millions)
TSR (12/31/2020 Indexed to $100)
500
450
400
350
300
250
200
150
100
50
0
2020
2021
2022
2023
2024
2025
211.6
222.8
217.6
249.4
455.7
100.00
138.17
94.64
88.86
91.51
113.34
60.40
22.21
227.03
433.14
409.64
Revenue
Applied Optoelectronics, Inc. TSR
Peer Group TSR

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Key Aspects of 2025 Executive Compensation: Strong Emphasis on Performance
Majority of CEO Total Compensation is Performance-Based and Other NEO Total Compensation is Variable-Based. As shown in the table below, approximately 90% of our CEO’s 2025 regular annual total target compensation was variable and at-risk, with about 51% being performance-based. Similarly, about 83% of our other NEOs’ annual target compensation was variable, with about 48% being performance-based. These proportions enhance the strong link between pay and performance for our CEO and other NEOs and align the interests of Company leadership with those of the Company and its stockholders.
The table below illustrates the mix of fixed base salary, annual incentive, and long-term target incentive compensation we provided to our CEO in 2025, and the high proportion that is variable and at-risk.
2025 CEO Target Total Direct Compensation
Chih-Hsiang (Thompson) Lin
Base Salary	Target Annual Incentive	2025 Target Long-Term Incentive: PSUs	2025 Long-Term Incentive: RSUs	Total
($)	($)	($)	($)	($)
770,369	962,961	2,850,000	2,850,000	7,433,330
Long Term Incentive	Short Term Incentive
50% of CEO and Other NEO Long-Term Incentive Compensation is Performance-Based: Rigorous, Pre-Set Three-Year Financial Goals. 50% of our CEO’s and other NEOs’ target long-term incentive annual equity grant was in the form of performance-based restricted stock units (“PSUs”). The PSUs are based 50% on a relative TSR goal and 50% on the attainment of a stock price hurdle, both measured over a three-year performance period. The threshold levels of performance that must be met before any PSUs are earned are rigorous and challenging.
The compensation committee views the inclusion of a metric that includes relative TSR as critical because it ties executive officer compensation with the creation of stockholder value and aligns the interests of executive officers with those of the Company and its stockholders. By measuring our stock performance relative to peers, it mitigates the impact of macroeconomic factors, both positive and negative, that affect the industry and/or stock price performance and are beyond the control of management. Additionally, it provides rewards that are more directly aligned with performance through different economic cycles. The compensation committee believes this is particularly effective when coupled with an absolute TSR metric, which directly reflects the experience of the Company’s stockholders.
The other 50% of our CEO’s long-term incentive equity grant was in the form of restricted stock units (“RSUs”), which drives longer-term retention, and provides some value even during periods of market or stock price underperformance.
The proportion of total compensation that was variable and at-risk and the other performance-based metrics further enhanced the link between pay and performance for the CEO and NEOs in 2025 and strengthened the alignment of the

Short-Term Annual Cash Incentive: Rigorous, Pre-Set Annual Operational Goals. At the beginning of 2025, we established annual cash incentive plan targets for achieving certain operational milestones (“2025 Targets”) as outlined below. We believe the 2025 Targets were rigorous, aggressive, and challenging, attainable only by demonstrated commitment and strong performance by the management team. The 2025 Targets took into account the relevant opportunities and risks we were facing.
Target 1 “Revenue” (25% Weighting). The 2025 Revenue target was $375,000,000, a 50% increase from 2024 actual revenue. In 2025, the Company’s revenue was $455.7 million, exceeding target under Target 1, earning the maximum payout for this Target 1 bonus.
Target 2 “Non-GAAP Operating Income/Operating Loss” (25% Weighting). Non-GAAP Operating Income/Operating Loss is our GAAP operating income (loss) as defined under generally accepted accounting principles, excluding share-based compensation expense, expenses associated with discontinued products, non-cash expenses associated with discontinued products, amortization expense, and non-recurring expenses. The 2025 Non-GAAP Operating Income/Operating Loss target was Non-GAAP Operating Income/Operating Loss of $0, or breakeven. In 2025, the Company’s performance was between the minimum and reduced levels, earning a percentage of this Target 2 bonus.
Target 3 “Design Win” (50% Weighting). The Company’s success and growth is dependent on the ability to sell new products and obtain significant market share from design wins. “Design Win” is defined as the successful completion of the evaluation stage, where our customer has tested our product, verified that our product meets substantially all of

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Long Term Incentive	Short Term Incentive
interests of the executive officers with those of our stockholders.	their requirements and has informed us that they intend to purchase the product from us. The Design Win target was to complete two Design Wins in 2025. In 2025, the Company exceeded this target by obtaining three Design Wins under Target 3, earning the maximum payout for Target 3.
The compensation committee determined that the Company’s aggregate achievement under the three 2025 Targets for the short-term annual cash incentive plan was 104.79%. Additional details are provided below under the heading “2025 Annual Cash Bonuses.”
Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following primary objectives:
Management Development and Continuity. Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly talented team of executive officers within the context of responsible cost management;
Pay-for-Performance. Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and
Long-Term Focus on Stockholder Value. Align the interests and objectives of our executive officers with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.
2025 Compensation Program Overview
The compensation committee took the following key actions with respect to the compensation of our NEOs for 2025, mindful of the need to balance rigorous pay-for-performance with the need to retain our critical talent:
Compensation Element	Weighting		Details
Base Salary	CEO	NEOs
Following the annual pay study of the compensation of executive officers in comparable positions at the companies in our peer group, which showed that the base salaries of our executive officers were positioned below the median of the peer group, the Committee approved annual base salary increases in a range between 16% to 22% (which percentage, solely with respect to Mr. Yeh, is calculated based on his base salary as denominated in NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi) on the date the increase was approved).

Annual Cash Bonuses
Effective for 2025, the compensation committee increased target bonus opportunities for named executive officers by 20 to 25 percentage points to more closely align bonus opportunities with the competitive market based on the updated peer group. In calibrating the 2025 bonus program, the compensation committee established three goals tied to critical business objectives that were rigorous, aggressive, and challenging. Achievement of these targets was deemed most critical for 2025 by the Board.

Long-Term Equity Incentive Compensation
Established performance-based and time-based equity grants. The performance-based awards have a minimum, reduced, target and maximum award levels for each of our executive officers based on a dollar value with performance goals based on the attainment of a stock price hurdle and relative TSR over a three-year period compared to the Company’s peer group.

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The compensation committee set the total target pay mix set for our CEO and our other NEOs as follows:
Say-on-Pay Vote and Stockholder Engagement on Compensation

Our non-binding say-on-pay resolution received 97.45% approval at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”). The compensation committee interpreted stockholder approval of the executive compensation program at such a high level as indicating that a substantial majority of stockholders viewed the Company’s executive compensation program, plan design and governance as continuing to be well aligned with stockholder interests, their investor experience and business outcomes.

Elements of 2025 Compensation Program
We structure the annual compensation of our NEOs using three principal elements: base salary, annual performance-based cash bonus opportunities, and equity incentive compensation, including time-based and performance-based equity opportunities. The compensation committee retains the flexibility to change the proportions as between these elements each year, to allow us to take into account the varying importance of our primary compensation objectives based on facts and circumstances each year.
Element	Fixed or Variable	Purpose
Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility, and experience.
Annual Cash Bonus	Variable	To align and reward our executive officers for achievement of our corporate objectives, and to recognize outstanding individual contributions.
Long-Term Equity Incentive Compensation	Variable	To align executives’ interests with the long-term interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and key management personnel.
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Executive Compensation Policies and Practices
Our compensation committee reviews risk mitigation and governance matters, which includes maintaining the following current policies and practices:
WHAT WE DO	WHAT WE DON’T DO
Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	No Generous Perquisites. We provide only limited perquisites or personal benefits to our executive officers.

Retain an Independent Compensation Advisor. The compensation committee engages its own compensation advisor to provide information and analysis regarding our executive and equity incentive compensation programs.

No Exclusive Executive Retirement Plans. We do not offer defined benefit pension arrangements and we do not provide retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

Annual Executive Compensation Risk Assessment. The compensation committee annually reviews our compensation programs and compensation-related risks to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

No Hedging or Pledging of our Equity Securities. Our insider trading policy prohibits our executive officers, members of the Board and other employees from hedging or pledging our equity securities.

Meaningful Amount of Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance to align the interests of our executive officers and stockholders.
No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSUs and PSUs.
Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.
Clawback Policy and Stock Ownership Guidelines. We have a clawback policy and stock ownership guidelines for our executive officers to align their interest with those of our stockholders.
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Governance of Executive Compensation Program
Role of the Compensation Committee
The compensation committee has the primary responsibility of developing, implementing, and overseeing our executive and incentive compensation policies and programs. While the compensation committee reports its decisions to and takes into account the feedback of the Board, the compensation committee generally makes the final decisions regarding the compensation of our Chief Executive Officer and NEOs.
Compensation-Setting Process
The compensation committee determines the target total direct compensation opportunities for our executive officers, including our NEOs. In any given year, the compensation committee considers some or all of the following factors:
These factors provide a framework, with no single factor being determinative in setting pay levels.
● the financial and operational objectives established by the Board for the year at issue;	● the annual performance review for each executive officer, including contributions to our overall performance, demonstrated leadership and significant individual achievements;
● the anticipated role that officer will play in the coming year in achieving those objectives and the cost and difficulty of replacing that individual;	● our financial performance relative to our peers;
● internal pay equity among our executive officers;	● the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation as compared to our peer group; and
● each individual executive officer’s skills, experience, qualifications, and role relative to other similarly situated executives at the companies in our compensation peer group;	● the recommendations provided by our CEO with respect to the compensation of our other executive officers.
Role of Our Officers
The compensation committee relies on the observations and information provided by our executive officers. Our Chief Executive Officer provides evaluations of the performance of the other executive officers and makes recommendations regarding changes to executive officer compensation (other than for himself), the broader Company-wide cash incentive plan, and budgets for equity awards. Our Chief Financial Officer provides information and recommendations regarding our annual corporate operating budget and the related performance goals for our equity and cash incentive programs. Our in-house legal team, including our Chief Legal Officer, provides additional guidance as requested by the compensation committee. Finally, the benefits committee, consisting of members of our human resources, legal, and accounting departments, provides guidance to the compensation committee on broad-based health, welfare and retirement benefit plans and proposed changes to those plans. Our officers recuse themselves from discussions and recommendations regarding their own compensation.
Role of Compensation Consultant
The compensation committee retained Aon to assist with establishing an updated peer group for 2025 and to perform a pay study for executive officer and director compensation. Aon reported directly to the compensation committee and to the compensation committee chair. While Aon coordinated with our management for data collection, including for obtaining the job descriptions for our executive officers, Aon did not provide any other compensation related services to us. The compensation committee evaluated Aon’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and determined Aon was independent and that no conflict of interest arose as a result of the work performed by Aon.
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Competitive Positioning
For purposes of comparing the compensation of our NEOs against the competitive market, the compensation committee periodically reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of companies within the industry with a similar size profile in terms of revenue and market capitalization.
For 2025, the compensation committee assessed the appropriateness of the peer group to ensure it was aligned with the Company’s profile. Due to a significant increase in the Company’s valuation, as well as increases in revenues and headcount, the compensation committee approved changes to the peer group from the one used in connection with decisions about 2024 executive compensation. The following criteria were used to establish the 2025 peer group:
INDUSTRY
Focus on companies within the communications equipment industry and other similar technology hardware companies, including semiconductors and systems software companies;
MARKET CAPITALIZATION
Focus on companies with market capitalizations of $650 million to $4.0 billion based on the Company’s market capitalization of approximately $1.6 billion at the time; represented a range of approximately 0.4x to 2.5x the average of the Company’s 30-day average and spot market capitalization;

REVENUE
Focus on companies with revenues of $280 million to $1.75 billion based on the Company’s 2024 actual and 2025 revenue projections; represented a range of approximately 0.4x to 2.5x 2025 revenue projections; and

HEADCOUNT
Focus on companies with headcounts of 1,350 employees to 8,400 employees based on the Company’s year-end 2024 and projected 2025 headcounts; represented a range of approximately 0.4x to 2.5x the average of 2024 actual headcount and 2025 headcount projections.

Accordingly, the compensation committee established the following compensation peer group for 2025 to assist with the determination of compensation for our executive officers (the “2025 Peer Group”):
A10 Networks, Inc.
ACM Research, Inc.
ADTRAN, Inc.
Allegro MicroSystems, Inc
Alpha and Omega Semiconductor Limited
Calix, Inc.
Cohu, Inc.
Digi International Inc.
Extreme Networks, Inc.
FormFactor, Inc.
Harmonic Inc. Infinera Corporation MaxLinear, Inc. NETGEAR, Inc. NetScout Systems, Inc. Photronics, Inc. Ribbon Communications, Inc. Semtech Corporation SkyWater Technology, Inc. Viavi Solutions Inc.
Using the criteria identified above, the compensation committee determined it was appropriate to make the following changes:
Companies Removed	Companies Added
Aviat Networks, Inc. CEVA, Inc. Clearfield, Inc. Comtech Telecommunications Corp. indie Semiconductor, Inc. OneSpan, Inc. Vishay Precision Group, Inc. Xperi Inc	Allegro MicroSystems, Inc Calix, Inc. Extreme Networks, Inc. FormFactor, Inc. Infinera Corporation, MaxLinear, Inc. NetScout Systems, Inc. Viavi Solutions Inc.

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2025 Compensation Decisions
2025 Base Salary
Base salary represents the fixed portion of the target direct compensation for our executive officers and serves to attract and retain highly talented individuals. The compensation committee determines adjustments to base salaries on an annual basis as well as in the event of a promotion or significant change in responsibilities.
The compensation committee considers several factors in determining base salaries, including individual performance, the Company’s financial performance, competitive market data, experience, and tenure. The compensation committee generally references the 50th percentile when evaluating market competitiveness, but recognizes that individual factors, as noted above, may result in an individual being positioned above or below this market reference point.
In 2025, referencing the competitive market as shown by the 2025 Peer Group, the compensation committee approved base salary increases of 16% to 22%, as well as to account for strong financial performance and stockholder value creation. The changes positioned three executives’ base salaries above the 50th percentile and two below the 50th percentile of the 2025 Peer Group, which the compensation committee viewed as appropriate based on performance.
Named Executive Officer	2024 Base Salary	2025 Base Salary	% Change
Chih-Hsiang (Thompson) Lin	$631,450	$770,369	22%
Stefan J. Murry	$424,308	$492,197	16%
Hung-Lun (Fred) Chang	$381,753	$442,833	16%
Shu-Hua (Joshua) Yeh	$340,310	$412,645	16%
David C. Kuo	$291,117	$349,341	20%
The preceding table shows the base salary changes that went into effect on March 1, 2025. Amounts for Mr. Yeh are paid in NTD (New Taiwan dollar) and RMB (Chinese Yuan Renminbi) but are disclosed in USD (United States dollar) based on the exchange rate in effect on December 31, 2025, and reflect the effect of fluctuations in the applicable exchange rates over time. The actual base salary amounts paid to our NEOs in 2025 are set forth in the “2025 Summary Compensation Table” below.
2025 Annual Cash Bonuses
We use annual cash incentive opportunities to attract and retain our executive officers consistent with market practice, to reward our executive officers for achievement of our corporate objectives, and to recognize outstanding contributions.
2025 Target Annual Cash Bonus Opportunities
In establishing the target annual cash bonus opportunities for 2025, the compensation committee considered the competitive market information provided by Aon as well as the Company’s financial situation and opportunities, in order to allow the Company to provide an adequate incentive to retain our critical leadership and align pay with performance. In light of these considerations and given the substantial TSR and revenue performance, the compensation committee used target percentages to provide our NEOs with an appropriate level of reward for achievement of target performance of our critical corporate objectives described below and taking into account the Company’s much higher revenue and market capitalization. The compensation committee viewed the changes in target bonus opportunities as reasonable to align with the competitive market based on the 2025 Peer Group and noted that these amounts are earned only if the Company’s goals are achieved.
Named Executive Officer	2024 Target (% of base salary)	2025 Target (% of base salary)
Chih-Hsiang (Thompson) Lin	100%	125%
Stefan J. Murry	50%	75%
Hung-Lun (Fred) Chang	50%	75%
Shu-Hua (Joshua) Yeh	50%	75%
David C. Kuo	50%	70%
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The bonus opportunity is determined via linear interpolation with potential payouts ranging from 0-125% of target based on corporate performance. Minimum or below performance earns 0% of the target amount, Reduced performance earns 50% of the target amount, and Maximum performance earns 125% of the target amount for each executive.
2025 Corporate Performance Objectives
The compensation committee believed that achieving the 2025 Targets should be the focus of the management team and their short-term cash incentive plan should be based on their performance relative to these targets. The compensation committee determined that no annual cash incentive would be earned with respect to a metric for performance below the minimum level set forth below.
The compensation committee set the minimum, reduced, target, and maximum performance levels (as applicable) for the corporate performance measures as follows:
2025 Targets	%	Minimum	Reduced	Target	Maximum	2025 Achievement	Weighted Achievement
Revenue	25%	$300 million	$337.5 million	$375 million	$412.5 million	$455.7 million	31.25%
Non-GAAP OI/OL (Operating Income/Operating Loss)	25%	Non-GAAP OI/OL Losses to not exceed $20.0M	Non-GAAP OI/OL Losses to not exceed $10.0M	Non-GAAP OI/OL at breakeven ($0)	Non-GAAP OI/OL $10M Income obtain profitability	Non-GAAP Operating Loss was $11.17M	11%
Design Wins	50%	N/A	Receive one design win	Receive two design wins	Receive three or more design wins	Received three qualifying design wins	62.5%
Payout as a Percent of Target (with linear interpolation between levels)	—	0%	50%	100%	125%	—	—
Aggregate Weighted Achievement	—	—	—	—	—	—	104.8%
2025 Actual Performance and Resulting Payments
In January 2026, the compensation committee determined that for 2025 we met maximum performance for Target 1 described above, we were between minimum and reduced performance for Target 2 described above and met our maximum performance for Target 3 described above, resulting in payments at approximately 104.8% of the target awards.
The dollar amounts for the target cash bonus opportunity as compared to the amounts earned are as follows:
Named Executive Officer	Target Cash Bonus Opportunity	Achievement Percentage	Actual Cash Bonus Earned
Chih-Hsiang (Thompson) Lin	$962,961	104.8%	$1,009,087
Stefan J. Murry	$369,148	104.8%	$ 386,830
Hung-Lun (Fred) Chang	$332,125	104.8%	$ 348,034
Shu-Hua (Joshua) Yeh	$303,021	104.8%	$ 317,536
David C. Kuo	$244,539	104.8%	$ 256,252

(1)
Amounts for Mr. Yeh are paid in NTD and RMB, and the disclosed amounts reflect the effect of the applicable exchange rates.

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2025 Long-Term Equity Incentive Compensation
We use equity incentive compensation to attract and retain our talent, to motivate them to achieve our corporate goals and to align their financial incentives with stockholder returns.
Awards for 2025 Performance
In 2025, the compensation committee granted awards of performance-based PSUs and time-based RSUs to the NEOs. 50% of the total award value was granted in the form of RSUs, which vest quarterly over a four-year period based on continued service. The remaining 50% of the total award value was granted in the form of PSUs, which are earned with respect to a variable number of shares (between 0% and 200% of the target number of shares) based on the Company’s achievement of preset performance goals. The PSUs granted in 2025 will vest 50% based on achievement of specified levels of relative TSR vs. the 2025 Peer Group (as summarized in the section above entitled “Competitive Positioning”), and 50% based on achievement of a specified stock price hurdle for a three-year performance period ending April 29, 2028. The stock price hurdle goal can be earned at any point during the performance period, but vesting is dependent on a recipient providing continuous service through the end of the performance period.
The relative TSR payout and performance curve is summarized below. Payouts will be interpolated on a straight-line basis for performance in-between the percentiles noted below.
Performance Level	Percentile Rank vs. 2025 Peer Group	Earned Units as a % of Target
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile	200%
Above Maximum	Above 75th percentile	200%
Performance Level	Stock Price	Earned Units as a % of Target
Below Threshold	Below $27.78	0%
Threshold	$32.16 (5% CAGR)	25%
Target	$36.98 (10% CAGR)	100%
Maximum	$48.01 (20% CAGR)	200%
Above Maximum	Above $48.01 (20% CAGR)	200%
In establishing the appropriate level of equity to our executive officers, the compensation committee considered the market information provided by Aon as well as the Company’s 2025 financial outlook, opportunities, and Company performance. The goal is to provide an adequate equity incentive to motivate our critical leadership while aligning management’s interests with stockholders’ interests and expectations. In light of these considerations, the compensation committee made meaningful increases in equity awards to our NEOs in 2025 as compared to 2024. In February 2025, the compensation committee approved the amounts for awards of RSUs to be granted to the NEOs pursuant to this approach as follows:
Named Executive Officer	Time-Vesting Restricted Stock Units*	Target Amount Performance-Vesting Restricted Stock Units*	Total Value at Target Performance
Chih-Hsiang (Thompson) Lin	$2,850,000	$2,850,000	$5,700,000
Stefan J. Murry	$1,150,000	$1,150,000	$2,300,000
Hung-Lun (Fred) Chang	$ 900,000	$ 900,000	$1,800,000
Shu-Hua (Joshua) Yeh	$ 900,000	$ 900,000	$1,800,000
David C. Kuo	$ 600,000	$ 600,000	$1,200,000

*
Value was converted to number of units on the applicable grant date based on the average closing price for the prior 20 trading-days.

The compensation committee granted these RSUs to the NEOs under the 2021 Amended and Restated Equity Incentive Plan (the “2021 Plan”). The number of shares and grant date fair values for these awards are disclosed in the “2025 Summary Compensation Table” and “2025 Grants of Plan-Based Awards” table below.
Earned 2022-2025 Performance-Based Restricted Stock Units
In 2022, the compensation committee granted performance-vesting restricted stock units granted that vested 50% based on achievement of specified levels of relative total stockholder return, or relative TSR, and 50% based on achievement of specified
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stock price hurdle, for a three-year performance period ending April 29, 2025. The Company’s relative TSR for the period ended April 29, 2025 was at the 100th percentile, and the stock price for these purposes was $37.00, the combination of which translated to the maximum number of PSUs earned of 200% of target, as follows:
Named Executive Officer	Target PSU Opportunity	Achievement Percentage	Actual PSUs Earned
Chih-Hsiang (Thompson) Lin	223,214	200%	446,428
Stefan J. Murry	78,125	200%	156,250
Hung-Lun (Fred) Chang	71,428	200%	142,857
Shu-Hua (Joshua) Yeh	71,428	200%	142,857
David C. Kuo	44,642	200%	89,285
Health and Welfare and Retirement Benefits
Our NEOs are eligible to participate in our broad-based health and welfare programs on the same terms as our non-executive employees. These benefits include medical, vision and dental benefits, life insurance benefits, and short-term and long-term disability insurance. Our executive officers are eligible to participate in the same life insurance program as is offered to our employees at or above the level of deputy director. In addition, we maintain a Section 401(k) retirement savings plan that provides our employees, including our executive officers, with the opportunity to save for retirement on a tax-advantaged basis. All participant contributions are fully vested when contributed, and our NEOs are eligible to receive, on the same basis as other employees, employer matching contributions under the plan. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Other Personal Benefits
We generally do not provide perquisites to our executive officers, except where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.
Employment Agreements & Post-Employment Compensation
We have entered into written employment agreements providing for at will employment with our CEO and each of our other NEOs. These employment agreements provided for their initial base salary and target bonus opportunity, as well as severance eligibility in the event of qualifying terminations of employment, including a termination of employment following a change of control of the Company (a so-called “double-trigger” arrangement).
In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change of control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically or if cash severance amounts became due solely as a result of the transaction.
We believe that having in place reasonable severance benefits, particularly for terminations in connection with a change of control, allow us to attract and retain highly qualified executive officers, permit those officers to focus on the best interests of the Company without undue concern for their own financial position in a change of control, and reduce conflict at the time of a termination through a pre-negotiated package conditioned on signing a release of claims.
For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs for 2025, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments Upon Termination and Change of Control” below.
Other Compensation Policies and Practices
Insider Trading Policy and Policies on Hedging and Pledging
The Company has adopted an insider trading policy governing the purchase and sale and other disposition of Company securities by our directors, officers and employees. It is also the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any Nasdaq listing standards when engaging in transactions in Company securities. Our insider trading policy prohibits hedging and pledging of our equity securities by our employees, including our executive officers, and the non-employee members of the Board, including specifically as follows:
●
Short sales of our equity securities, as well as transactions in puts, calls, or other derivative securities involving our common stock, on an exchange or in any other organized market, by our employees, including our executive officers, and the non-employee members of the Board are prohibited;

» 37 «	2026 Proxy Statement

●
Hedging or monetization transactions involving our equity securities, such as zero-cost collars and forward sale contracts, by our employees, including our executive officers, and the non-employee members of the Board are prohibited; and

●
Holding our equity securities in a margin account or pledging our securities as collateral for a loan by our employees, including our executive officers, and the non-employee members of the Board are prohibited.

The Company believes that its policies are reasonably designed to promote compliance with insider trading laws, rules, and regulations and Nasdaq listing standards. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.
Clawback Policy
In 2023, our Board adopted an Incentive Compensation Recovery Policy for executive officers in compliance with Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and Nasdaq Listing Rule 5608, which requires us to recoup incentive compensation from our executive officers in the event we restate our financial statements. A copy of our Incentive Compensation Recovery Policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.
Stock Ownership Guidelines
To further align the interests of senior management and stockholders, we adopted stock ownership and retention guidelines in 2018 that provide for our executive officers and non-employee directors to own minimum amounts of the Company’s common stock. The guidelines’ minimum levels of stock ownership for our executive officers are as follows:
Officer Level	Ownership Guideline
Chief Executive Officer	5x annual base salary
Chief Financial Officer	2x annual base salary
Senior Vice President	2x annual base salary
Vice President	1x annual base salary
Directors who are not also executive officers of the Company are required to hold shares of the Company’s common stock with a value equal to three times the amount of the annual retainer paid to directors. Stock ownership levels must be achieved by each executive officer and director within five years of the individual’s first appointment as an executive officer or director. Until the applicable stock ownership guideline is achieved, individuals are encouraged to retain an amount equal to 50% of the net shares obtained through the Company’s stock incentive plans. Stock that counts toward satisfaction of the guidelines includes: (i) shares of common stock owned directly by the executive officer or director; (ii) shares of common stock owned indirectly by the executive officer or director (e.g., by a spouse or other immediate family member residing in the same household or a trust for the benefit of the executive officer or director or his or her family), whether held individually or jointly; (iii) shares of common stock held under the Company’s employee stock purchase plan; (iv) shares granted under the Company’s long-term incentive plans; (v) shares represented by amounts invested in the Company’s 401(k) plan; and (vi) shares purchased in the open market. As of the date of this filing all of our executive officers and directors are in compliance with the guidelines.
In February 2025, we amended our stock ownership and retention guidelines to make it clear that shares underlying vested or unvested unexercised stock options and unvested PSUs do not count toward the satisfaction of the minimum levels of stock ownership.
Equity Grant Practices
We do not grant equity awards in anticipation of the release of material non-public information and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material non-public information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee has historically granted such awards on a predetermined annual schedule. We currently do not grant any stock options to our employees, including our NEOs.
Tax and Accounting Considerations
Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), places restrictions on the deductibility of executive compensation paid by public companies. In 2025, the tax deductibility of our executive compensation was not a material factor in our compensation committee’s deliberations.
Accounting for Stock-Based Compensation. We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. In 2025, the accounting consequences of our executive compensation were not a material factor in our compensation committee’s deliberations.
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2025 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered during the fiscal years ended December 31, 2025, 2024 and 2023, as applicable for the years that the individuals were deemed to be NEOs.
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Chih-Hsiang (Thompson) Lin President and Chief Executive Officer	2025	828,657	2,837,667	1,009,087	93,603	4,769,014
	2024	693,251	2,522,729	394,656	84,785	3,695,421
	2023	596,747	4,816,714	594,334	41,675	6,049,470
Stefan J. Murry Chief Financial Officer and Chief Strategy Officer	2025	517,084	1,145,013	386,830	46,422	2,095,350
	2024	454,179	756,824	132,596	39,451	1,383,050
	2023	400,564	1,685,852	199,684	37,611	2,323,710
Hung-Lun (Fred) Chang Senior Vice President and North America General Manager	2025	444,301	896,101	348,034	21,324	1,709,760
	2024	404,039	683,234	119,298	20,726	1,227,297
	2023	350,169	1,517,260	179,657	17,156	2,064,242
Shu-Hua (Joshua) Yeh(4) Senior Vice President and Asia General Manager	2025	411,918	896,101	317,536	19,252	1,644,807
	2024	350,403	609,643	109,905	19,173	1,089,124
	2023	334,706	1,300,510	174,445	17,013	1,826,674
David C. Kuo Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary	2025	356,759	597,401	256,252	14,940	1,225,352
	2024	311,736	525,566	90,974	14,353	942,629
	2023	268,296	1,059,669	137,003	12,675	1,477,643

(1)
Amounts for 2025 consist of the aggregate grant date fair value of the time-based RSUs plus the PSUs assuming target performance, both as granted by the compensation committee in April 2025 (aggregate grant fair value assuming maximum performance: Dr. Lin — $4,518,124; Dr. Murry — $1,823,096; Dr. Chang — $1,426,764; Mr. Yeh — $1,426,764; and Mr. Kuo — $951,176). The amounts included for RSUs granted in 2025 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”). The amounts reported in this column do not correspond to the actual economic value that may be received by the NEOs for the RSUs. See the “2025 Grants of Plan-Based Awards” table below for additional information.

(2)
Amounts in this column reflect amounts earned pursuant to our annual cash incentive plan based on the Company’s achievement of performance metrics and targets established by the compensation committee. The performance metrics and targets for these awards are described in the section titled “Compensation Discussion and Analysis” above. See the “2025 Grants of Plan-Based Awards” table below for additional information.

(3)
Includes life insurance premiums paid by us for the benefit of the NEOs and the Company’s 401(k) matching contributions and mandatory foreign pension contribution made by the Company on behalf of the executive officers. The 401(k) matching contributions for each executive in the 2025 year were as follows: for each of Dr. Lin — $13,800, Dr. Murry — $13,800, Dr. Chang — $13,800 and Mr. Kuo — $13,800. In addition, the cost of personal use of a Company provided car for 2025 is included for Dr. Lin, with the amount determined based on the cost of the lease of the corporate car related to the proportion of mileage the car was driven for non-business trips, which was $34,794, and housing in Taiwan for 2025 while on business, which was $37,485. We also provided Mr. Yeh with a housing allowance for an apartment in Ningbo, China, given his responsibilities for managing operations in both China and Taiwan. The amount disclosed for Dr. Murry also includes $30,000 donated to a charitable organization for which Dr. Murry serves on the board of directors, consisting of $20,000 matching donation by the Company and $10,000 donated by Dr. Lin, excluding Dr. Murry.

(4)
The amounts shown for Mr. Yeh for 2025 have been converted from NTD (New Taiwan dollars) and RMB (Chinese Yuan Renminbi), as applicable, to USD (United States dollars), using the exchange rate as of the last trading day of each applicable fiscal year, which on December 31, 2025, was 31.35 NTD = $1 USD and 6.99 RMB = $1 USD, respectively.

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2025 Grants of Plan-Based Awards
The following table presents information about grants of plan-based awards made to our NEOs during the year ended December 31, 2025:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Named Executive Officer	Grant Date	Minimum ($)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Chih-Hsiang (Thompson) Lin		0	481,481	962,961	1,203,702
	April 11, 2025								102,591(5)	1,157,226
	April 11, 2025					25,647	102,591	205,183		1,680,441
Stefan J. Murry		0	184,574	369,148	461,435
	April 11, 2025								41,396(5)	466,947
	April 11, 2025					10,349	41,396	82,793		678,066
Hung-Lun (Fred) Chang		0	166,063	332,125	415,156
	April 11, 2025								32,397(5)	365,438
	April 11, 2025					8,099	32,397	64,794		530,663
Shu-Hua (Joshua) Yeh		0	151,510	303,021	378,776
	April 11, 2025								32,397(5)	365,438
	April 11, 2025					8,099	32,397	64,794		530,663
David C. Kuo		0	122,269	244,539	305,673
	April 11, 2025								21,598(5)	243,625
	April 11, 2025					5,399	21,598	43,196		353,775

(1)
Amounts in these columns reflect cash bonus amounts that each NEO could have potentially earned under the annual cash incentive program for performance in 2025, based on the Company’s achievement of corporate performance metrics established by the compensation committee. For a description of the 2025 Cash Incentive Plan, see the section titled “Compensation Discussion and Analysis” above, and for a description of the cash bonus amounts that were earned and awarded under the annual cash incentive program, see the “2025 Summary Compensation Table” above.

(2)
The compensation committee selected three targets as the performance metrics for purposes of the cash incentive plan. See the section titled “Compensation Discussion and Analysis” above for how these metrics are defined.

(3)
Amounts reflect awards of PSUs that will vest following the end of a three-year performance period based on achievement of stock price appreciation and relative TSR performance goals.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, disregarding the estimate of time-based forfeitures. The grant date fair value of the PSUs is based on the target number of shares. The assumptions used in calculating the grant date fair value of the RSUs and PSUs are reported in Note B to the consolidated financial statements included in the Annual Report.

(5)
Amounts reflect awards of time-based RSUs that will vest quarterly over a 4-year period commencing on January 21, 2025.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2025. None of our NEOs held stock options as of December 31, 2025.
		Stock Awards
Name	Grant Year	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Chih-Hsiang (Thompson) Lin	2022	13,951	486,332	—	—
	2023	111,210	3,876,781	—	—
	2023	—	—	355,871	12,405,663
	2024	53,318	1,858,665	—	—
	2024	—	—	94,786	3,304,240
	2025	83,356	2,905,790	—	—
	2025	—	—	102,591	3,576,322
Stefan J. Murry	2022	4,883	170,221	—	—
	2023	38,924	1,356,891	—	—
	2023	—	—	124,555	4,341,987
	2024	15,996	557,621	—	—
	2024	—	—	28,436	991,279
	2025	33,635	1,172,516	—	—
	2025	—	—	41,396	1,443,065
Hung-Lun (Fred) Chang	2022	4,465	155,650	—	—
	2023	35,031	1,221,181	—	—
	2023	—	—	112,099	3,907,771
	2024	14,440	503,378	—	—
	2024	—	—	25,671	894,891
	2025	26,323	917,620	—	—
	2025	—	—	32,397	1,129,359
Shu-Hua (Joshua) Yeh	2022	4,465	155,650	—	—
	2023	30,027	1,046,741	—	—
	2023	—	—	96,085	3,349,523
	2024	12,885	449,171	—	—
	2024	—	—	22,906	798,503
	2025	26,323	917,620	—	—
	2025	—	—	32,397	1,129,359
David C. Kuo	2022	2,791	97,294	—	—
	2023	24,466	852,885	—	—
	2023	—	—	78,291	2,729,224
	2024	11,108	387,225	—	—
	2024	—	—	19,747	688,380
	2025	17,549	611,758	—	—
	2025	—	—	21,598	752,906
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(1)
The amounts reported reflect RSUs granted under our 2021 Plan, including RSUs granted in 2022, 2023, 2024 and 2025 in settlement of the awards approved by the compensation committee in the prior year that were denominated in dollars and to be settled in RSUs following achievement of the annual performance goals. The RSUs vest in substantially equal installments each quarter over a four-year period commencing in January of the specified calendar year, subject to continued service through each applicable vesting date.

(2)
The market value of the stock awards was calculated using the closing price of our common stock on December 31, 2025 (the last trading day of 2025) of $34.86.

(3)
The amounts reported reflect PSUs granted in the specified calendar year under our 2021 Plan based on achieving target performance goals, which would result in 100% of the subject shares vesting.

2025 Option Exercises and Stock Vested
The following table sets forth information regarding stock awards that vested for each of our NEOs during 2025. None of our NEOs exercised stock options in 2025.
Named Executive Officer	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Chih-Hsiang (Thompson) Lin	669,180	12,220,399
Stefan J. Murry	233,832	4,264,771
Hung-Lun (Fred) Chang	212,556	3,870,924
Shu-Hua (Joshua) Yeh	207,970	3,754,687
David C. Kuo	136,082	2,501,292

(1)
The value realized on vesting of stock awards was calculated using the closing price of our common stock on the applicable vesting date for each award.

Potential Payments Upon Termination and Change of Control
The following discussion reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations, assuming that each such termination occurred on December 31, 2025.
Employment Agreements
We maintain employment agreements with Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo. The employment agreement with Dr. Lin provides that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period, each as defined below, he will be entitled to receive (i) a payment equal to one year’s base salary as in effect immediately prior to termination, (ii) a payment equal to his full target bonus as in effect immediately prior to termination and (iii) $15,000 (which may be used for benefit continuation under COBRA or for any other purpose), which amounts will be paid periodically in installments over the 12 months following his separation from service. The employment agreements with Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo each provide that, if our Board terminates his employment for any reason other than Cause or if he resigns for Good Reason outside of the Change of Control Period (each as defined below), he will be entitled to receive (i) a payment equal to fifty percent (50%) of base salary as in effect immediately prior to termination, (ii) a payment equal to fifty percent (50%) of his full target bonus as in effect immediately prior to termination and (iii) $15,000, (which may be used for benefit continuation under COBRA or for any other purpose). The severance benefits that may arise as a result of a termination prior to a Change of Control will be paid in a lump sum.
Dr. Lin, Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, each have provisions in their employment agreements that provide for “double-trigger” severance. Specifically, if, within the Change of Control Period, the executive’s employment is terminated by the executive for Good Reason or by our Company other than for Cause, then in lieu of the severance benefits described in the preceding paragraph, the executive will be entitled to receive the following: (i) a lump sum payment equal to one year’s base salary as in effect immediately prior to termination; (ii) a lump sum payment equal to his full target bonus as in effect immediately prior to termination; (iii) $10,000 ($15,000 for Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo) which may be used for benefit continuation under COBRA or for any other purpose; and (iv) accelerated vesting of the executive’s awards granted under any incentive share plan or equity incentive plan of the Company, with all vested options becoming exercisable for an extended period following termination of employment. For Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, the severance benefits that may arise as a result of termination during the Change of Control Period will be paid in a lump sum. For Dr. Lin, the severance benefits that may arise as a result of termination within one year following a Change of Control will be paid in a lump sum. Additionally, Dr. Lin’s employment agreement provides him with a potential tax gross-up payment to make him whole for any excise taxes that he would owe resulting from the application of the excise tax provisions under Section 280G of the IRC. None of the other employment agreements with our executive officers provide any right to a tax gross-up.
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To receive the severance benefits described above, each executive must execute a release agreement in favor of the Company and its affiliates, which will include a reasonable agreement to cooperate for a period of six months following the employment termination date and a mutual non-disparagement clause. In consideration of the severance benefits described above, each executive has also agreed to be subject to a non-compete provision for a period of 12 months following his separation from service and to maintain the confidentiality of Company information.
Each employment agreement generally defines “Cause” as, following written notice to the executive and the executive’s failure to cure such occurrence(s): (i) conviction or plea of nolo contendere to any felony offense or to a crime of moral turpitude; (ii) commission of willful misconduct or violation of law in connection with the performance of his duties, including (a) misappropriation of funds or property, (b) attempting to secure personally any profit in connection with any transaction entered into on behalf of our Company, or (c) making any material misrepresentation to our Board, our Company or its affiliates; (iii) material violation or failure to comply with our Company policy; (iv) material breach of the employment agreement; or (v) the willful and continued failure or neglect to substantially perform his duties with our Company. “Good Reason” is generally defined to include: (i) the executive’s assignment of duties inconsistent with his position or title; (ii) a reduction in his base compensation, except as part of an overall cost reduction program that affects all senior executives and does not disproportionately affect the executive; (iii) any purported termination of the executive by our Company other than for disability or Cause or a voluntary resignation initiated by the executive, except for a voluntary termination for Good Reason; (iv) failure of any successor entity to our Company to expressly assume the employment agreement; and (v) material breach by the Company of the employment agreement.
Each employment agreement generally provides that a “Change of Control” is deemed to occur if: (i) individuals who constitute the Board of the Company on the date of the employment agreement (“Incumbent Directors”) cease to constitute at least a majority of our Board; provided, that any individual whose election or nomination for election by the stockholders was approved by a majority of the then Incumbent Directors shall be considered an Incumbent Director, with certain exceptions; or (ii) the stockholders of our Company approve (1) any merger, consolidation or recapitalization of our Company or any sale of substantially all of its assets where (a) the stockholders of our Company prior to the transaction do not, immediately thereafter, own at least 51% of both the equity and voting power of the surviving entity or (b) the Incumbent Directors at the time of the approval of the transaction would not immediately thereafter constitute a majority of the Board of the surviving entity, or (2) any plan of liquidation or dissolution of our Company.
Under the employment agreements, the “Change of Control Period” means, with respect to Dr. Lin, one year after a Change of Control, and with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, within six months prior to a Change of Control or within one year after a Change of Control.
Equity Awards
The time-based RSUs we have granted to our NEOs provide for full acceleration upon a NEO’s termination of employment due to death or disability, as well as on a termination without cause or resignation for good cause during the Change of Control Period. In addition, if the acquiring entity in a Change of Control refuses to assume or replace outstanding time-based awards of any plan participant, that participant’s awards will become fully vested.
The PSUs we have granted to our NEOs provide for different acceleration treatment based on the applicable performance goal. The portion of the awards that vests based on achievement of the relative TSR goal: upon termination of employment due to death or disability, will vest in full at the target level; for termination of employment in connection with a change of control, will vest following the end of the performance period with respect to the greater of actual or target performance (based on unreduced performance goals); for retirement, will vest following the end of the performance period with respect to a pro-rated amount based on actual performance; and upon other termination of employment, will be forfeited. The portion of the award that vests based on achievement of the stock price goal: upon termination of employment due to death or disability, will vest in full to the extent already earned; for termination of employment in connection with a change of control, will vest immediately to the extent already earned, and will vest following the end of the performance period to the extent earned at that time; for retirement, will vest following the end of the performance period to the extent earned; and upon other termination of employment, will be forfeited.
The following table reflects the payments and benefits that each of the NEOs would have been eligible to receive in the event of certain terminations or a Change of Control, assuming that each such event occurred on December 31, 2025. The acceleration of equity awards was calculated using the closing price of our common stock on December 31, 2025 (the last trading day of 2025) of $34.86. Amounts that could actually become due upon any termination cannot be known with certainty until the event occurs.
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Name and Principal Position	Termination Without Cause or Resignation For Good Reason, Outside of the Change of Control Period ($)(1)	Termination Without Cause or Resignation For Good Reason, Within the Change of Control Period ($)(2)	Termination Due to Death or Disability ($)(3)	Termination Due to Retirement ($)(4)	Change of Control- Awards Not Assumed ($)(5)
Chih-Hsiang (Thompson) Lin
Salary and Bonus	1,733,331	1,733,331	—	—	—
Other Cash Payments	15,000	10,000	—	—	—
Accelerated Equity	—	—	54,213,871	29,814,677	58,228,471
Tax Gross-Up	—	348,666	—	—
Total	1,748,331	2,091,997	54,213,871	29,814,677	58,228,471
Stefan J. Murry
Salary and Bonus	430,673	861,345	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	22,323,577	18,935,394	10,244,589	20,278,169
Total	445,673	23,199,923	18,935,394	10,244,589	20,278,169
Hung-Lun (Fred) Chang
Salary and Bonus	387,479	774,958	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	19,605,735	16,639,706	9,165,566	17,895,416
Total	402,479	20,395,693	16,639,706	9,165,566	17,895,416
Shu-Hua (Joshua) Yeh
Salary and Bonus	357,833	715,666	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	17,413,180	14,774,470	7,961,154	15,807,722
Total	372,833	18,143,846	14,774,470	7,961,154	15,807,722
David C. Kuo
Salary and Bonus	296,940	593,879	—	—	—
Other Cash Payments	15,000	15,000	—	—	—
Accelerated Equity	—	13,801,928	11,716,655	6,487,465	12,607,138
Total	311,940	14,410,807	11,716,655	6,487,465	12,607,138

(1)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2025 assuming that such date was not during the Change of Control Period.

(2)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination without Cause or resignation for Good Reason on December 31, 2025 assuming that such date was during the Change of Control Period, which (1) with respect to Dr. Lin, means one year after a Change of Control and (2) with respect to Dr. Murry, Dr. Chang, Mr. Yeh and Mr. Kuo, means within six months prior to a Change of Control or within one year after a Change of Control. Amounts in this column assume that PSUs will vest at the maximum level for the portion subject to the 2023, 2024 and 2025 relative TSR goals, maximum level for the portion subject to the 2023 and 2024 stock price goals and reduced level for the portion subject to the 2025 stock price goals. For purposes of this table, no value has been included for Dr. Lin’s potential tax gross-up payment under Section 280G of the IRC.

(3)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a termination due to death or disability on December 31, 2025, assuming that time-based RSUs vested in full and assuming that PSUs will vest at the target level for the portion subject to the 2023, 2024 and 2025 relative TSR goals, maximum level for the portion subject to the 2023 and 2024 stock price goals and reduced level for the portion subject to the 2025 stock price goals.

(4)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of retirement on December 31, 2025, assuming that PSUs will vest at the maximum level for the portion subject to the 2023, 2024 and 2025 relative TSR goals, maximum level for the portion subject to the 2023 and 2024 stock price goals and reduced level subject to the 2025 stock price goals.

(5)
Amounts shown in this column reflect the payments and benefits that the NEOs would have been eligible to receive in the event of a Change of Control transaction in which the successor company refused to assume or replace outstanding awards, resulting in the vesting in full of time-vesting RSUs and vesting of a prorated portion of PSUs based on actual results measured against the performance goals as of December 31, 2025.The amounts shown assume PSUs will vest at maximum for the portion subject to the 2023, 2024 and 2025 relative TSR goals, maximum level for the portion subject to the 2023 and 2024 stock price goals and reduced for the portion subject to the 2025 stock price goals.

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CEO Pay-Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Item 402(u) of Regulation S-K, we provide the following disclosure regarding the ratio of the total annual compensation of our CEO to the total compensation for the median employee of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for the year ended December 31, 2025 was $4,769,014, and the total compensation for the median employee of all of our employees (excluding our CEO) for 2025 was $10,177.
Based on these amounts, we estimate the ratio of our CEO’s total compensation for 2025 to the total compensation for the median employee of all of our employees (excluding our CEO) for 2025 to be 469 to 1.
We selected December 31, 2025, which is the last day of the Company’s 2025 fiscal year, as the date we would use to identify our median employee. To find the median employee of all our employees (excluding our CEO), we used the employee’s compensation from our payroll records; compensation includes base salary, bonus and RSU grants. In making our determination, we did not annualize the base compensation for those employees who did not work for the Company for the entire fiscal year and did not annualize the base compensation of seasonal or temporary employees. We also did not make any cost-of-living adjustments in identifying the median employee. We used the December 31, 2025 exchange rates of 6.99 RMB to 1 USD and 31.35 NTD to 1 USD for our calculations.
In evaluating our CEO pay-ratio for 2025, we believe stockholders should take into account that approximately 84.5% of our employees as of December 31, 2025 were employed by us in our facilities in China and Taiwan (including the median employee whose compensation was used to calculate the CEO pay-ratio as described above). If we included only our employees based in the U.S. in this analysis, we estimate the total compensation for the median employee of all our U.S. employees for 2025 would be $52,209 and the ratio of our CEO’s total compensation for 2025 to the total compensation for the median employee of all our U.S. employees (excluding our CEO) for 2025 would be 91 to 1.
This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay vs. Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Thousands)	Total Revenue(5) ($ Thousands)
					TSR ($)	Peer Group TSR ($)
2025	4,769,014	(3,225,545)	1,668,817	(553,084)	409.64	113.34	(38,228)	455,715
2024	3,695,421	33,286,022	1,160,525	9,517,874	433.14	91.51	(186,733)	249,365
2023	6,049,470	38,409,964	1,923,067	11,430,710	227.03	88.86	(56,048)	217,646
2022	2,157,067	456,994	811,490	311,906	22.21	94.64	(66,397)	222,818
2021	3,659,008	2,725,556	1,251,466	988,822	60.40	138.17	(54,162)	211,565

(1)
Chih-Hsiang (Thompson) Lin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021-2025
Stefan J. Murry
Hung-Lun (Fred) Chang
Shu-Hua (Joshua) Yeh
David C. Kuo
» 45 «	2026 Proxy Statement

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	4,769,014	(2,837,667)	(5,156,892)	(3,225,545)
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,668,817	(883,654)	(1,338,247)	(553,084)
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Total – Inclusion of Equity Values for PEO 1 ($)
2025	9,612,093	(2,166,361)	459,602	(13,062,226)	(5,156,892)
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	2,993,206	(608,614)	143,127	(3,865,966)	(1,338,247)

(4)
The Peer Group TSR set forth in this table utilizes the peer companies used for compensation benchmarking purposes, which are summarized below in the “2025” column and in the “Compensation Discussion and Analysis” section of this Proxy Statement, for the years reflected in the table above but excludes companies that had ceased to be publicly traded as of the end of each fiscal year.

» 46 «	2026 Proxy Statement

2021	2022-2023	2024	2025
Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
NeoPhotonics Corporation
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	Axcelis Technologies, Inc.
ADTRAN Holdings, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
Calix, Inc.
CalAmp Corp.
Casa Systems, Inc.
Cohu, Inc.
Digi International Inc.
EMCORE Corporation
Harmonic Inc.
Inseego Corp.
KVH Industries, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Xperi Inc.	A10 Networks, Inc.
ADTRAN Holdings, Inc.
ACM Research, Inc.
Alpha and Omega Semiconductor Limited
Aviat Networks, Inc.
CEVA, Inc.
Clearfield, Inc.
Cohu, Inc.
Comtech Telecommunications
Digi International Inc.
Harmonic Inc.
indie Semiconductor, Inc.
NETGEAR, Inc.
OneSpan, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Semtech Corporation
Skywater Technology, Inc.
Vishay Precision Group, Inc.
Xperi Inc.	A10 Networks, Inc.
ADTRAN Holdings, Inc.
ACM Research, Inc.
Alpha and Omega Semiconductor Limited
Allegro MicroSystems, Inc.
Calix, Inc.
Cohu, Inc.
Digi International Inc.
Extreme Networks, Inc.
FormFactor, Inc.
Harmonic Inc.
Infinera, Inc.
MaxLinear, Inc.
NETGEAR, Inc.
NetScout Systems, Inc.
Photronics, Inc.
Ribbon Communications Inc.
Semtech Corporation
Skywater Technology, Inc.
Viavi Solutions Inc.
The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the compensation benchmarking peers, respectively. As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, after the compensation committee reviewed our compensation peer group in the first quarter of 2025, the compensation committee updated the peer group criteria and the peer group companies that were used to assist with the determination of compensation for our executive officers for fiscal 2025. If the 2024 peer group had been used to calculate the peer group TSR, the amounts shown for 2025, 2024, 2023, 2022 and 2021 would have been $94.04, $88.30, $74.23, $77.85 and $114.93, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Total Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s and Peer Group’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus TSR
Compensation Actually Paid ($ Millions)
TSR (12/31/2020 Indexed to $100)
45
40
35
30
25
20
15
10
5
0
-5
-10
500
400
300
200
100
0
-100
100.00
2.7
1.0
138.17
60.40
0.5
0.3
94.64
22.21
38.4
11.4
227.03
88.86
33.3
9.5
433.14
91.51
-3.2
-0.6
409.64
113.34
Fiscal Year
2020
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. TSR
Peer Group TSR

» 47 «	2026 Proxy Statement

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
45
40
35
30
25
20
15
10
5
0
-5
-10
Net Income ($ Thousands)
0
-50,000
-100,000
-150,000
-200,000
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
-3.2
-0.6
(54,162)
(66,397)
(56,048)
(186,733)
(38,228)
Fiscal Year
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Applied Optoelectronics, Inc. Net Income

» 48 «	2026 Proxy Statement

Relationship Between PEOs and Other NEO Compensation Actually Paid and Total Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Total Revenue during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Total Revenue
Compensation Actually Paid ($ Millions)
Total Revenue ($ Thousands)
45
40
35
30
25
20
15
10
5
0
-5
-10
500,000
400,000
300,000
200,000
100,000
0
-100,000
2.7
1.0
0.5
0.3
38.4
11.4
33.3
9.5
-3.2
-0.6
211,565
222,818
217,646
249,365
455,715
Fiscal Year
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Total Revenue ($ Thousands)

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.
Total Revenue Non-GAAP Operating Income (Loss) Relative TSR
» 49 «	2026 Proxy Statement

2025 Director Compensation
The table below sets forth, for each person who served as a non-employee director during 2025, information regarding compensation for service on our Board during 2025. Dr. Lin did not receive any compensation from the Company other than compensation received for serving as an executive officer of the Company.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William H. Yeh	102,282	189,987	292,269
Richard B. Black	64,875	189,987	254,862
Min-Chu (Mike) Chen	77,886	189,987	267,873
Cynthia (Cindy) DeLaney	82,330	189,987	272,317
Che-Wei Lin	61,554	189,987	251,541
Elizabeth Loboa	60,430	189,987	250,417

(1)
Reflects the aggregate dollar amount of fees earned or paid in cash for services as a non-employee director, including committee membership fees, fees for serving as a committee chairperson, and board and committee meeting fees.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of RSUs granted in 2025. The assumptions used in calculating the grant date fair value of the RSUs are reported in Note B to the consolidated financial statements included in the Annual Report. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors for the RSUs. As of December 31, 2025, each of the current non-employee directors held the following number of outstanding RSUs: Mr. Yeh, 6,141; Mr. Black, 6,141; Dr. Chen, 6,141; Ms. DeLaney, 6,141; Mr. Lin, 6,141 and Dr. Loboa, 6,141.

In the first quarter of 2025, the compensation committee engaged Aon to assess the market competitiveness of the Company’s Board compensation program relative to the 2025 Peer Group. Based on an assessment of peer group practices and improved Company financial performance, the compensation committee approved changes to the 2025 Board compensation program. A summary of 2024 and 2025 Board compensation is summarized in the table below:
Board Compensation Element	2024	2025
Annual Cash Retainer	$50,000	$55,000
Lead Independent Director Retainer	$25,000	$30,000
Audit Committee Compensation ● Chair ● Member
	$20,000	$28,000
	$10,000	$14,000
Compensation Committee Compensation ● Chair ● Member
	$15,500	$20,000
	$8,000	$10,000
Nominating and Corporate Governance Committee Compensation ● Chair ● Member
	$10,000	$11,000
	$5,000	$5,500
Annual Equity Retainer	$150,000	$190,000
Cash retainers paid to non-employee directors were paid on a quarterly basis and pro-rated for time served, as appropriate.
In addition, the number of equity awards granted to our non-employee directors for 2025 under the 2021 Plan was calculated by dividing $190,000 by the closing price of our common stock on the date of grant. All RSUs granted to our non-employee directors vest in equal monthly amounts over the first twelve months following the date of grant, subject to early termination in accordance with their terms. The grant of RSUs was made following the election of directors at the 2025 Annual Meeting with a grant date of June 13, 2025.
Directors were also reimbursed for out-of-pocket expenses incurred in the course of their service on the Board or its committees.
» 50 «	2026 Proxy Statement

APPROVE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CLARIFY THE VOTING STANDARD THAT APPLIES TO CERTAIN FUTURE AMENDMENTS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CLARIFY THE VOTING STANDARD THAT APPLIES TO CERTAIN FUTURE AMENDMENTS.
Overview
On April 10, 2026, our Board approved the amendment of our Certificate of Incorporation to clarify the voting standard that applies to future changes to the number of shares of our common stock authorized for issuance and to reverse stock splits of the issued shares of our common stock (the “Vote Clarification Amendment”).
ARTICLE X of our Certificate of Incorporation currently provides, in relevant part, that:
Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 66 2∕3% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than 66 2∕3% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate.
Effective as of August 1, 2023, Section 242 of the Delaware General Corporation Law (the “DGCL”) was amended to permit a lower voting standard to effect certain share increases and reverse stock splits and to eliminate the need for stockholder approval of certain forward stock splits. Specifically, amended Section 242(d) of the DGCL permits a corporation to increase or decrease the authorized number of shares of a class of stock, or to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares (that is, a reverse stock split) if, among other things, (a) the class of stock is listed on a national securities exchange and will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective and (b) the votes cast “for” the amendment exceed the votes cast “against” the amendment at a meeting at which a quorum of the stockholders is present in person or by proxy. Amended Section 242(d) also permits a corporation that has only one outstanding class of stock that is not divided into series to effect certain forward stock splits without a stockholder vote.
The Vote Clarification Amendment would provide that the Company expressly elects to be governed by amended Section 242(d) of the DGCL and clarify the voting standard applicable for stockholders to approve changes in the authorized number, and reverse stock splits, of our common stock. If the Vote Clarification Amendment is adopted, then, so long as the requirements of Section 242(d) are satisfied, amendments to increase or decrease the authorized number of shares, or to effect a reverse stock split, of our common stock may be approved by the votes cast standard described above. As a result, once a quorum is present, for future proposed amendments of this type, broker non-votes, abstentions, and shares not present in person or by proxy at a stockholder meeting would have no effect on the outcome of whether these amendments are approved by stockholders.
Purpose of the Vote Clarification Amendment
In deciding to approve the Vote Clarification Amendment and recommend it for stockholder approval, our Board considered a number of factors, including:
●
By adopting the Vote Clarification Amendment and the accompanying “votes cast” standard, shares held by stockholders who do not vote or return proxies will no longer count as votes against changes to the number of shares of common stock and reverse splits of common stock. However, stockholders may continue to register their dissent against these actions by casting votes “against” any of these actions, if they are taken in the future.

» 51 «	2026 Proxy Statement

●
The currently applicable voting standards and requirements for reverse stock splits or increases or decreases to the authorized number of shares of common stock may require us to expend significant time and resources, including with respect to the engagement of proxy solicitors to help solicit the requisite votes or, if we are not able to reach the required voting thresholds, could result in such proposals either not receiving stockholder approval or requiring the adjournment of the meeting for further solicitation.

●
Our ability to offer equity incentives to our directors, officers, and employees, conduct equity offerings, and engage in strategic transactions may also require us to increase the number of shares of our common stock.

●
In the future we may need to implement reverse stock splits in order to comply with Nasdaq continued listing requirements or implement forward stock splits or reverse stock splits for other strategic reasons.

The Vote Clarification Amendment
If effected, the Vote Clarification Amendment would (i) amend ARTICLE X to provide that the Company expressly elects to be governed by amended Section 242(d) of the DGCL and clarify the voting standard applicable for stockholders to approve changes in the authorized number, and reverse stock splits, of our common stock and (ii) amend Article IV to effect a conforming change. The proposed text of amended ARTICLES X and IV is set forth on Appendix B to this Proxy Statement (with additions shown as underlined and deletions shown as strike-outs) and incorporated herein by reference. The Company encourages stockholders to review the full text of the Vote Clarification Amendment. The general description of our Certificate of Incorporation and the Vote Clarification Amendment set forth herein is qualified in its entirety by reference to the text of Appendix B. Section 242(d) is publicly available at https://delcode.delaware.gov/title8/c001/sc08/index.html, and the description of Section 242(d) is qualified by reference to the text of that section.
If this proposal is not approved by the Company’s stockholders, the approval of amendments to our Certificate of Incorporation to effect reverse stock splits or increases or decreases to the number of shares of our common stock will continue to require the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on such amendment, and the affirmative vote of a majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.
Timing of Effectiveness of Amendment
Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement. If the Vote Clarification Amendment is approved by stockholders, then we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Vote Clarification Amendment, which will become effective upon filing. However, the Board of Directors retains the discretion to abandon and not implement the Vote Clarification Amendment at any time before it becomes effective. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this Proxy Statement that are approved by our stockholders.
Vote Required and Board of Directors Recommendation
The affirmative vote of not less than 66 2∕3% of the outstanding shares of capital stock entitled to vote thereon and the affirmative vote of not less than 66 2∕3% of the outstanding shares of each class entitled to vote thereon as a class are required for the approval of this Proposal No. 4. Abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 4.
» 52 «	2026 Proxy Statement

APPROVE THE 2026 EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN.
The Board, upon the recommendation of the compensation committee, has adopted, and is asking our stockholders to approve, the 2026 Equity Incentive Plan (the “2026 Plan”). The 2026 Plan is intended to be the successor to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) and the Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan,” and together with the 2021 Plan, the “Prior Plans”). If our stockholders approve the 2026 Plan, it will become effective as of the date of the Annual Meeting and no new awards may be granted under the Prior Plans from and after such date. If our stockholders do not approve the 2026 Plan, the Prior Plans will remain in effect with their current terms and conditions.
Why Stockholders Should Vote to Approve the 2026 Plan
The use of broad-based equity incentive programs such as those made available through the 2026 Plan forms an important component of the Company’s compensation and incentive philosophy. This philosophy emphasizes the alignment of compensation and incentives with stockholder interests, and using long-term equity incentives to make a greater portion of each individual’s compensation dependent upon Company performance as the level of individual employee responsibility increases. We believe that the proposed adoption of the 2026 Plan is necessary to enable the Company to continue to provide these incentives in amounts determined to be appropriate by our compensation committee. If our stockholders do not approve the 2026 Plan, we believe we would be at a significant disadvantage for recruiting, retaining and motivating those individuals who are critical to our success.
We are asking our stockholders to approve an additional 2,500,000 shares of common stock for issuance under the 2026 Plan. In addition to these newly authorized shares, any shares previously reserved and available for issuance, but not issued or subject to outstanding awards, under the Prior Plans as of the effective date of the 2026 Plan will become available for issuance under the 2026 Plan, as will up to 2,838,711 shares that are subject to outstanding awards under the Prior Plans as of the effective date of the 2026 Plan to the extent such shares would otherwise return to the share reserves of the Prior Plans (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plan will not exceed 5,757,129 shares of common stock). No new awards will be granted under the Prior Plans if stockholders approve the 2026 Plan.
The following table sets forth certain information about the 2026 Plan and the Prior Plans as of March 31, 2026:
Number of new shares authorized under the 2026 Plan	2,500,000
Number of shares available for future awards under the Prior Plans	418,418
Number of shares subject to outstanding awards of restricted stock units under the Prior Plans	1,479,352
Number of shares subject to outstanding awards of performance restricted stock units (assuming target performance)	1,359,359
Total number of new shares available for future awards if this proposal is approved	2,918,418
Our Board and compensation committee considered a number of factors in determining the number of additional shares to reserve for the 2026 Plan, including the number of shares remaining available under the Prior Plans, our past share usage, our estimate of the number of shares needed for future awards, a dilution analysis and competitive data from relevant peer companies.
If the 2026 Plan is approved, the Company’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from 5.01% as of March 31, 2026 to 8.18%. Total potential dilution is calculated as the total of (a) the number of shares available for future grants under all of the Company’s equity incentive plans plus the number of shares underlying any outstanding awards at target, divided by (b) the total number of shares outstanding. The compensation committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.
In addition to overall dilution, the compensation committee considered annual dilution from the Company’s equity incentive plans in approving the 2026 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company’s annual dilution under the Prior Plans for 2025 was .87%.
» 53 «	2026 Proxy Statement

The 2026 Plan also includes provisions aligned with equity plan governance best practices, including, among other provisions:
●
a prohibition on repricing of stock options or stock appreciation rights without stockholder approval, and the issuance of “reload” options;

●
a limitation on the aggregate amount of all compensation (including equity awards and cash fees) that may be granted or paid to any non-employee director during any calendar year; and

●
a requirement that any dividends or dividend equivalents payable with respect to an award be subject to the same vesting conditions as the underlying award, such that no dividends or dividend equivalents will be paid prior to the vesting of the award to which they relate;

●
subjecting all awards to recoupment in accordance with any clawback policy required to be adopted by the Company pursuant to applicable listing standards or law.

As of March 31, 2026, 78,943,144 shares of our common stock were outstanding. On March 31, 2026, the closing price of our common stock on the Nasdaq Stock Exchange was $84.59. As of March 31, 2026 there were 574,401 shares available for future awards under the 2023 Equity Inducement Plan and 122,119 shares subject to outstanding awards of restricted stock units under the 2023 Equity Inducement Plan.
Summary of the 2026 Plan
The principal features of the 2026 Plan are summarized below. This summary does not contain all information about the 2026 Plan and does not purport to be a complete description. A copy of the complete text of the 2026 Plan is attached to this Proxy Statement as Appendix C, and the following description is qualified in its entirety by reference to Appendix C.
Purpose. The purpose of the 2026 Plan is to attract, retain and motivate individual service providers to the Company and its related companies by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration. The Board or the compensation committee is authorized to administer the 2026 Plan. The Board or the compensation committee may have concurrent authority to administer the 2026 Plan. The administrator may delegate to one or more officers of the Company the authority to designate employees (who are not officers or Board members) to receive options and stock appreciation rights (and, to the extent permitted by applicable law, other types of awards) and to determine the number of shares subject to such awards, subject to the limitations set forth in the 2026 Plan. The administrator is authorized to select the individuals to be granted awards and, subject to the terms of the 2026 Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions and provisions of such awards. References to the administrator below are, as applicable, to our Board, the compensation committee, or any other committee or officers to whom authority to administer the 2026 Plan is delegated.
Eligibility. Awards may be granted under the 2026 Plan to any employee (including any officer) of the Company or a related company and to any independent contractor (including directors, consultants and advisors) who is a natural person providing bona fide services to the Company or any related company, provided the services are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of Form S-8 promulgated under the Securities Act. As of March 31, 2026, we had approximately 5,450 employees, including 5 executive officers, and 6 non-employee directors, all of whom would be eligible to participate in the 2026 Plan. However, consistent with our prior practice, we do not intend to make grants to all such individuals.
Share Reserve. The maximum aggregate number of shares of common stock available for issuance under the 2026 Plan (the “Share Reserve”) will be the sum of (i) 2,500,000 shares, plus (ii) any shares that, as of the effective date of the 2026 Plan, are available to be made subject to new grants under the Prior Plans, which shares will cease to be available for issuance under the Prior Plans and instead become available under the 2026 Plan, plus (iii) up to 2,838,711 shares subject to awards granted under the Prior Plans that, on or after the effective date of the 2026 Plan, would otherwise return to the share reserves of the Prior Plans (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plans). The maximum aggregate Share Reserve will not exceed 5,757,129 shares of common stock.
In addition, the following shares also are available for issuance under the 2026 Plan (collectively, the “Prior Plan Reserve Shares”):
●
authorized shares reserved and available for issuance, and not issued or subject to outstanding awards, under the Prior Plans as of the effective date of the 2026 Plan; as of March 31, 2026, 418,418 shares remained available for new grants under the Prior Plans; and

●
shares subject to outstanding awards under the Prior Plans as of the effective date of the 2026 Plan that would otherwise return to the share reserves of the Prior Plans (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plans); as of March 31, 2026, 2,838,711 shares were subject to outstanding awards.

To the extent shares are issued upon exercise or settlement of outstanding awards under the Prior Plans, those shares will not become available for grant under the 2026 Plan. Shares subject to awards granted under the 2026 Plan that lapse, expire, terminate
» 54 «	2026 Proxy Statement

or are forfeited or canceled prior to the issuance of the underlying shares, that are settled in cash or other property in lieu of shares, or that are subsequently forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the 2026 Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, will be available again for issuance under the 2026 Plan.
The following shares will not be available again for issuance under the 2026 Plan:
●
shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award;

●
vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company; or

●
any shares of Common Stock repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award.

Awards granted in assumption of or in substitution for awards previously granted by a company the Company acquires will not reduce the number of shares authorized for issuance under the 2026 Plan. The maximum number of shares that may be issued under the 2026 Plan upon the exercise of incentive stock options will equal the Share Reserve, and each increase to the Share Reserve authorized by the Board and stockholders after the effective date will also result in a corresponding increase in this limit, unless otherwise expressly provided.
Adjustments. If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments in (a) the maximum number and kind of securities available for issuance under the 2026 Plan, (b) the maximum number and kind of securities issuable as incentive stock options, and (c) the maximum number and kind of securities subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid under the award, in each case as necessary to prevent the diminution or enlargement of rights under the 2026 Plan.
Types of Awards. The 2026 Plan authorizes the grant of the following types of awards:
●
Restricted Stock, Restricted Stock Units and Other Stock Based Awards. The administrator may grant awards of restricted stock, either without payment of a purchase price (a “restricted stock bonus award”) or with payment of a purchase price (a “restricted stock purchase award”). The administrator may require that a participant deliver a completed Section 83(b) election and the taxes due in connection with that election. The administrator may also grant restricted stock units, which represent an unfunded, unsecured right to receive the fair market value of one share of common stock for each unit subject to the award in cash, common stock or other securities on the date of vesting or settlement. In addition, the administrator may grant or sell other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of common stock, on such terms and conditions as determined by the administrator.

●
Performance Based Awards. The administrator may grant awards subject to performance-based conditions. The administrator may choose the performance-based conditions in its sole discretion, which may be determined on a Company-wide, divisional, business unit or individual basis and may include performance metrics. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

●
Stock Options and Stock Appreciation Rights (“SARs”). The administrator may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. Upon exercise, SARs entitle the holder to receive payment per share in stock, cash or other securities equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the 2026 Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of substitute awards granted in connection with an acquisition. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing sales price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment or service relationship with us. In the case of an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise price must be at least 110% of fair market value on the grant date and the maximum term may not exceed 5 years.

●
Other Stock or Cash-Based Awards. The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the 2026 Plan.

Performance Criteria. Any awards granted under the 2026 Plan may be subject to the achievement of performance objectives determined on a Company-wide, divisional, business unit or individual basis and may include performance objectives measuring
» 55 «	2026 Proxy Statement

achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator. Performance metrics may be measured on an absolute basis or relative to a pre-established target, across or within performance periods, and, with respect to financial metrics, in accordance with or with deviations from either United States Generally Accepted Accounting Principles or International Accounting Standards Board principles.
Limited Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, or transfers of vested shares of common stock after the period of restrictions have lapsed or been removed and the shares have been issued to the participant, subject to compliance with the Company’s policies on trading in Company securities and applicable laws. The administrator may permit the transfer of an award if that transfer complies with all applicable laws, such as a transfer to a trust if the participant is considered the sole beneficial owner of the trust or pursuant to a court-endorsed domestic relations order in a format acceptable to the administrator.
Dividends and Dividend Equivalents. The administrator, in its discretion, may provide in the award agreement evidencing any award that the participant will be entitled to receive dividends or dividend equivalents with respect to the payment of cash dividends on shares having a record date prior to the date on which the awards are settled or forfeited. However, dividends and dividend equivalents will be subject to the same vesting provisions as the awards to which they relate, and while amounts may accrue while the award or dividend equivalent is unvested, the amounts payable with respect to dividend equivalents or dividends will not be paid before the dividend equivalent or the award to which it relates vests.
Limitations on Awards to Non-Employee Directors. Under the 2026 Plan, the aggregate amount of all compensation granted during any calendar year to any non-employee director, including any awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any award granted in lieu of any such cash retainer or meeting fee, may not exceed $750,000, with the value increased to $1,000,000 for any non-employee director that joins the Company during the fiscal year.
Prohibition on Repricing and Reload Options. The 2026 Plan provides that the administrator will not have the right, without stockholder approval, to engage in a transaction that is commonly referred to as a “repricing” of outstanding stock options or SARs, including (a) reducing the exercise price of outstanding stock options or SARs with an exercise price greater than the then-current fair market value of the common stock (an “underwater award”), (b) cancelling an underwater award and granting in substitution an award with a lower exercise price, cash, and/or other consideration, or (c) taking any other action that is treated as a “repricing” under generally accepted accounting principles. The 2026 Plan also prohibits the grant of “reload” options, meaning stock options that are automatically granted upon the exercise of a prior stock option using shares of common stock already owned by the participant to pay the exercise price.
Change of Control or Liquidation. Under the 2026 Plan, unless otherwise provided in the award agreement or any other written agreement between the Company or any related company and the participant, upon the occurrence of a change of control:
●
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment or service will become fully vested and immediately exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by the successor company. If and to the extent that the successor company converts, assumes, substitutes for or replaces an award, the vesting restrictions and/or forfeiture provisions applicable to such award will not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions will continue with respect to any shares of the successor company or other consideration that may be received with respect to such award.

●
In the event of a change of control that does not qualify as a company transaction, or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

●
All outstanding awards that are subject to vesting based on the achievement of specified performance goals, and that are earned and outstanding as of the date the change of control is determined to have occurred, and for which the payout level has

» 56 «	2026 Proxy Statement

been determined, will be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the award. Any remaining outstanding performance-based awards for which the payout level has not been determined will be prorated based on actual results measured against the performance goals as of the change of control and will be payable in accordance with the payout schedule pursuant to the instrument evidencing the award. With respect to a change of control that is a company transaction in which such awards could be converted, assumed, substituted for or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent such awards are not converted, assumed, substituted for or replaced by the successor company.
●
In the event of a company transaction, the administrator, in its sole discretion, may instead provide that a participant’s outstanding awards will terminate upon or immediately prior to such company transaction and that such participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which the value of the per share consideration received by holders of common stock in the company transaction (or deemed per share consideration, as determined by the administrator), multiplied by the number of shares subject to such outstanding awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the administrator), exceeds, if applicable, the respective aggregate exercise price or grant price for such awards. For the avoidance of doubt, nothing in the change of control provisions requires all outstanding awards to be treated similarly.

The 2026 Plan generally defines “change of control” as the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
●
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation or similar transaction; or

●
a “company transaction.”

The 2026 Plan generally defines a “company transaction” as the occurrence of any of the following events:
●
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

●
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

●
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation. If a vesting condition, forfeiture provision or repurchase right applicable to an award has not been waived by the administrator, the portion of the award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.
Non-Employee Director Awards. Awards granted to non-employee directors who remain in service on the Board as of immediately prior to the effective time of a change of control will become fully vested and exercisable as of immediately prior to the effective time, provided the non-employee director signs and returns a joinder and release agreement comparable to (and not materially more onerous than) that required of the Company’s stockholders as part of the definitive agreement relating to the change of control.
Amendment and Termination. The administrator may amend, suspend or terminate the 2026 Plan or any portion of the 2026 Plan at any time and in such respects as it deems advisable. No amendment will be effective absent stockholder approval if required by applicable law, including any amendment that would increase the share reserve or the incentive stock option limit. The administrator may also amend any outstanding award at any time; however, the administrator may not amend an award in a manner that materially adversely impacts the rights of the participant holding that award without the participant’s written consent, subject to certain limited exceptions set forth in the 2026 Plan (including amendments to maintain qualified status as an incentive stock option, to clarify the manner of exemption from or bring the award into compliance with Section 409A of the Code, to correct clerical or typographical errors, or to comply with other applicable laws).
The administrator may suspend or terminate all or any portion of the 2026 Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The 2026 Plan will expire 10 years after the original adoption of the 2026 Plan by the Board. Stockholders must approve the 2026 Plan and any increase in the share reserve and incentive stock option limit not later than 12 months after the 2026 Plan, share reserve or incentive stock option limit increase, as applicable, is adopted by the Board.
» 57 «	2026 Proxy Statement

New Plan Benefits
In general, all awards to employees, officers and consultants under the 2026 Plan are made at the discretion of the administrator; therefore, the future benefits and amounts that will be received or allocated to such individuals under the 2026 Plan generally are not determinable at this time.
The following table sets forth information with respect to PSUs granted by the Company in 2023 that may need to be fully or partially settled in cash, instead of shares, if the maximum level of performance is achieved and the 2026 Plan is not approved. Settlement in cash is expressly permitted by the terms of the applicable PSU agreements.
Name and Position	Dollar Value ($)(1)	Number of PSUs (#)
Chih-Hsiang (Thompson) Lin, President and Chief Executive Officer	$30,103,128	355,871
Stefan J. Murry, Chief Financial Officer and Chief Strategy Officer	$10,536,107	124,555
Hung-Lun (Fred) Chang, Senior Vice President and North America General Manager	$9,482,454	112,099
Shu-Hua (Joshua) Yeh, Senior Vice President and Asia General Manager	$8,127,830	96,085
David C. Kuo, Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary	$6,622,636	78,291
All Current Executive Officers as a Group (5 persons)	$64,872,156	766,901
All Current Directors who are not Executive Officers as a Group (6 persons)	—	—
All Employees, including all Current Officers who are not Executive Officers, as a Group (5,450 persons)	—	—

(1)
Computed using a per share price of $84.59, which was the closing price of our common stock on the Nasdaq Stock Exchange as of March 31, 2026.

Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2026 Plan generally applicable to us and to participants in the 2026 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Stock Options.
Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.
Incentive Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the
» 58 «	2026 Proxy Statement

option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Stock Awards. Upon receipt of a stock award that is not subject to forfeiture, vesting or other similar restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.
Restricted Stock Awards, Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, stock units, performance shares or performance units. Instead, the participant generally will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant if the participant makes a timely and proper Section 83(b) election for the award.
Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Section 162(m). Section 162(m) of the Code generally denies a tax deduction to any publicly held corporation for compensation paid to certain “covered employees” to the extent that such compensation paid in a taxable year to a covered employee exceeds $1 million. While the compensation committee considers the impact of Section 162(m) when making compensation decisions, the compensation committee reserves the right to grant awards under the 2026 Plan that may result in compensation to a covered employee in excess of the $1 million deduction limitation if it determines that such awards are in the best interests of the Company and its stockholders. No assurance can be given that compensation attributable to awards granted under the 2026 Plan will be treated as deductible by the Company.
Section 409A. Section 409A of the Code imposes additional significant taxes and penalties on a participant in the event that certain awards under the 2026 Plan constitute “deferred compensation” within the meaning of Section 409A and the requirements of Section 409A are not satisfied, including an additional 20% tax on the participant (in addition to income tax otherwise owed), plus interest. We intend that awards granted under the 2026 Plan will comply with, or otherwise be exempt from, the requirements of Code Section 409A, and the 2026 Plan and any award agreements issued thereunder will be interpreted and administered in a manner consistent with such intent.
Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2026 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares or otherwise settle an award under the 2026 Plan until all tax withholding obligations are satisfied.
Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, is required to approve this Proposal No. 5. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
» 59 «	2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2025:
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	2,518,312(1)	$0(2)	989,959(3)
Equity compensation plans not approved by stockholders	132,490(1)	$0(2)	577,414(3)

(1)
Includes 2,650,802 shares subject to outstanding RSUs as of December 31, 2025, including the number of shares issuable at target levels of performance for PSUs.

(2)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs since RSUs have no exercise price.

(3)
Represents shares of common stock available for issuance in connection with future awards under our 2021 Plan and 2023 Equity Inducement Plan.

2023 Equity Inducement Plan
On July 28, 2023, the Board adopted the Applied Optoelectronics, Inc. 2023 Equity Inducement Plan (the “Inducement Plan”), as recommended by the compensation committee, without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules (the “Listing Rule”).
The Inducement Plan provides for the grant of RSUs and other types of equity-based incentive compensation to individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company.
The terms and conditions of the Inducement Plan are substantially similar to the 2021 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award rules.
The principal features of the Inducement Plan are summarized below. This summary does not contain all information about the Inducement Plan and does not purport to be a complete description. A copy of the complete text of the Inducement Plan is filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the following description is qualified in its entirety by reference to such exhibit.
Purpose. The purpose of the Inducement Plan is to attract, retain and motivate new employees of the Company and its affiliates by providing them the opportunity to acquire an equity interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.
Administration. The compensation committee is authorized to administer the Inducement Plan. The administrator is authorized to select the new employees to be granted awards and, subject to the terms of the Inducement Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions, and provisions of such awards.
Eligibility. Awards may be granted under the Inducement Plan to any new employee (including any officer) of the Company or its affiliates only as an incentive material to such employee entering into employment with the Company or any affiliate as provided in the Listing Rule who was not previously an employee or director of the Company or any affiliate or who previously provided services to the Company or any affiliate as an employee or director, but subsequently completed a period of bona fide non-employment by the Company or any affiliate sufficient for compliance with the Listing Rule.
Share Reserve. The Inducement Plan authorizes the issuance of up to 800,000 shares of common stock.
Adjustments. If any change to our common stock occurs by reason of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction under applicable financial accounting rules and that results in the outstanding shares of common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or new, different or additional securities of the Company or any other company being received by the holders of shares of common stock, the administrator will make proportional adjustments as it, in its sole discretion, deems appropriate, to the maximum number and kind of securities (a) available for issuance under the Inducement Plan and subject to any outstanding award, including the per share price of such securities.
» 60 «	2026 Proxy Statement

Types of Awards. The Inducement Plan authorizes the grant of the following types of awards:
●
Restricted Stock, Restricted Stock Units and Other Stock Based Awards. The administrator may grant awards of shares of stock, or awards denominated in units of stock. These awards may be made subject to repurchase or forfeiture restrictions at the administrator’s discretion. The restrictions may be based on continuous employment for a prescribed time period or the achievement of specified performance criteria, as determined by the administrator. RSUs represent an unfunded, unsecured right to receive the value of one share of common stock for each unit subject to the award in cash, common stock, or other securities on the date of vesting or settlement.

●
Performance Based Awards. The administrator may grant awards subject to performance-based conditions. Performance awards may be payable in stock, cash or other property, or a combination, upon the attainment of performance criteria and other terms and conditions as established by the administrator.

●
Stock Options and Stock Appreciation Rights (“SARs”). The administrator may grant nonqualified stock options. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Stock options and SARs are subject to the vesting terms prescribed by the administrator. The exercise price of stock options or SARs granted under the Inducement Plan must be at least equal to 100% of the fair market value of the underlying stock on the grant date, except in the case of options assumed or substituted for in acquisition transactions. Unless the administrator determines otherwise, fair market value means, as of a given date, the closing price of our stock. Stock options and SARs have a maximum term of 10 years from the grant date, subject to potential earlier termination following a participant’s termination of employment with us.

●
Other Stock or Cash-Based Awards. The administrator may grant other incentives payable in cash or in shares, subject to any other terms and conditions determined by the administrator and the Inducement Plan.

Performance Criteria. Any awards granted under the Inducement Plan may be subject to the achievement of performance objectives determined based on Company-wide, divisional, business unit or individual basis and may include performance objectives measuring achievement in: earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; TSR; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator. Performance goals may be established on an absolute basis or relative to the performance of other companies.
Limited Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the instrument evidencing the award permits the participant to designate one or more beneficiaries or the administrator otherwise approves a transfer.
Change of Control or Liquidation. Under the Inducement Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between a participant and us, upon the closing or consummation of the change of control:
●
Upon a change of control that qualifies as a company transaction in which outstanding awards could be converted, assumed, substituted for or replaced by a successor company, outstanding awards that vest based on continued employment will become vested and exercisable or payable, all applicable restrictions or forfeiture provisions will lapse, and such awards will terminate at the effective time of the change of control, only if and to the extent the awards are not converted, assumed, substituted for or replaced by a successor company.

●
In the event of a change of control that does not qualify as a company transaction or if outstanding time-based awards are not converted, assumed, substituted for or replaced by a successor company in a company transaction, the awards will become fully and immediately vested and exercisable or payable, and all applicable restrictions or forfeiture provisions, will lapse immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

●
All outstanding performance-based awards for which the payout level has been determined will be paid in accordance with the payout schedule for the award. All outstanding performance-based awards for which the payout level has not been determined will be prorated based on actual results measured against the performance goals as of the effective date of the

» 61 «	2026 Proxy Statement

change of control and will be paid in accordance with the payout schedule for the award. With respect to a change of control that is a company transaction in which the awards could be converted, assumed, substituted for, or replaced by the successor company, such awards will terminate at the effective time of the change of control if and to the extent the awards are not converted, assumed, substituted for, or replaced by the successor company.
●
In the event of a company transaction, the administrator, in its discretion, may provide that a participant’s outstanding awards will be cashed out, net of any purchase or exercise prices applicable to such awards.

The Inducement Plan generally defines “change of control” as the occurrence of any of the following events:
●
an acquisition of 50% or more of the combined voting power of our outstanding voting securities other than by virtue of a merger, consolidation, or similar transaction; or

●
a “corporate transaction”.

The Inducement Plan generally defines a “corporate transaction” as the occurrence of any of the following events:
●
a merger, consolidation or similar transaction directly or indirectly involving the Company and, immediately after the consummation of such transaction, the stockholders of the Company immediately prior to the transaction do not own, directly or indirectly, either outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

●
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

●
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

If we dissolve or liquidate, unless the administrator determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Amendment and Termination. Our compensation committee is permitted to amend the Inducement Plan or any outstanding award granted under the Inducement Plan, provided that such amendment would not require approval of our stockholders pursuant to the Listing Rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s written consent, subject to certain limited exceptions set forth in the Inducement Plan. In addition, the compensation committee has broad authority to amend the Inducement Plan or any outstanding award without the consent of a participant, but subject to compliance with the Listing Rule, to the extent the compensation committee deems necessary or advisable to (a) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations, (b) ensure that an award is not subject to certain additional taxes, interest or penalties or (c) correct clerical or typographical errors.
Our Board or the compensation committee may suspend or terminate all or any portion of the Inducement Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. The Inducement Plan has no fixed expiration date.
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ADJOURNMENT PROPOSAL

The Board of Directors unanimously recommends that you vote “FOR” the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other items to be voted on at the Annual Meeting.

Overview
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal No. 6, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.
The Board of Directors believes that, if the number of voting shares voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of our stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting as adjourned.
Vote Required and Board of Directors Recommendation
Approval of Proposal No. 6 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the outcome of this vote.
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Related Party Transaction Policy
We have a written Related Party Transactions Policy. Pursuant to this policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction.
We have adopted changes to our policies and procedures to identify and report employees who, pursuant to Item 404 of Regulation S-K under the Exchange Act, are related to a related party and received annual compensation in excess of $120,000.
The following list includes all such transactions or series of similar transactions since the beginning of fiscal 2025, or any currently proposed transaction, to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. The following list of related person transactions were all subject to our Related Party Transactions Policy.
Related Person Transactions
Min-Hsien (Matthew) Chen, the brother of Dr. Min-Chu (Mike) Chen, our non-employee director, has been employed by the Company since June 2012 and currently serves as Senior Section Manager of the OMD Production Line department. Mr. M. Chen is not an executive officer of the Company. Pursuant to his role as Senior Section Manager, Mr. M. Chen received compensation in an aggregate amount of $121,528 during the fiscal year ended December 31, 2025.
Willis Chen, the son of Dr. Min-Chu (Mike) Chen, our non-employee director, has been employed by the Company since March 2004 and currently serves as Director — Strategy, Planning and Operations of the Broadband Access — Sales and Marketing department. Mr. W. Chen is not an executive officer of the Company. Pursuant to his role as Director — Strategy, Planning and Operations, Mr. W. Chen received compensation in an aggregate amount of $258,430 during the fiscal year ended December 31, 2025.
Eric Lin, the brother of Dr. Chih-Hsiang (Thompson) Lin, our President, Chief Executive Officer, and Chairman of the Board of Directors, has been employed by the Company since June 2018 and currently serves as Director of the Manufacturing Division department. Mr. E. Lin is not an executive officer of the Company. Pursuant to his role as Director of the Manufacturing Division department, Mr. E. Lin received compensation in an aggregate amount of $146,852 during the fiscal year ended December 31, 2025.
Mr. W. Chen and Mr. E. Lin also received compensation in excess of $120,000 in prior years, including during the fiscal years ended December 31, 2023 and 2024, when Mr. W. Chen received an aggregate amount of $237,676 and $227,123, respectively, and Mr. E. Lin received an aggregate amount of $171,469 and $150,542, respectively. Additionally, Mr. W. Chen received compensation in excess of $120,000 in each of the fiscal years ended December 31, 2018 to 2022 and Mr. E. Lin received compensation in excess of $120,000 in the fiscal years ended December 31, 2020 and 2021. These annual compensation amounts ranged from an aggregate of $155,672 to $234,162 for Mr. W. Chen and an aggregate of $127,512 to $135,919 for Mr. E. Lin.
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The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of April 10, 2026 by:
●
each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

●
each of our named executive officers;

●
each of our current directors and nominees; and

●
all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table possesses sole voting and investment power with respect to all shares of common stock beneficially owned by them. There are no material legal proceedings to which any stockholder who beneficially owns more than 5% of the outstanding shares of our common stock is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Applicable percentage ownership in the following table is based on 80,047,663 shares of common stock outstanding as of April 10, 2026. Restricted stock units, or RSUs, which vest or will vest within 60 days of April 10, 2026, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such RSUs, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is c/o Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd, Sugar Land, Texas 77478.
Names of Beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% or Greater Stockholders:
Jane Street Group, LLC(1)	4,097,237	5.1%
The Vanguard Group(2)	4,072,660	5.1%
Directors, Named Executive Officers and Director Nominee:
Chih-Hsiang (Thompson) Lin(3)	1,449,150	1.8%
Richard B. Black(4)	161,292	*
Min-Chu (Mike) Chen(5)	186,229	*
Cynthia (Cindy) DeLaney(6)	115,531	*
Che-Wei Lin(7)	250,435	*
Elizabeth Loboa(8)	17,452	*
William H. Yeh(9)	235,748	*
Stefan J. Murry(10)	181,580	*
Hung-Lun (Fred) Chang(11)	154,907	*
Shu-Hua (Joshua) Yeh(12)	247,553	*
David Kuo(13)	28,531	*
Robert Flanagan(14)	0	*
All executive officers and directors as a group (12 persons)(15)	3,028,408	3.8%

(1)
Beneficial ownership as of March 17, 2026 as reported by Jane Street Group, LLC (“Jane Street Group”) on a Schedule 13G filed with the SEC on March 23, 2026, pursuant to which Jane Street Group has shared voting power with respect to 4,097,237 shares and shared dispositive power with respect to 4,097,237 shares on behalf of itself and the following

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subsidiaries: Jane Street Capital, LLC, Jane Street Options, LLC and Jane Street Global Trading, LLC. The principal address for Jane Street Group is 250 Vesey Street, 6th Floor, New York, NY 10281.
(2)
Beneficial ownership as of June 30, 2025 as reported by The Vanguard Group (“Vanguard”) on a Schedule 13G filed with the SEC on July 29, 2025, pursuant to which Vanguard has shared voting power with respect to 57,840 shares, sole dispositive power with respect to 3,965,210 shares and shared dispositive power of 107,450. The principal address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. On a Schedule 13G/A filed with the SEC on March 26, 2026, Vanguard reported that due to an internal realignment on January 12, 2026, certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard will now report their ownership separately (on a disaggregated basis). These entities, including Vanguard Capital Management / Vanguard Portfolio Management and/or other affiliates, pursue the same investment strategies as previously pursued by Vanguard. Because the Company has reason to believe that the aggregate beneficial ownership of shares of Company’s common stock by Vanguard’s disaggregated subsidiaries and business divisions continues to exceed 5% of our outstanding common stock, we have included the share amount and percentage ownership as of June 30, 2025 from Vanguard’s previous Schedule 13G/A filed on July 29, 2025.

(3)
Includes (i) 1,409,413 shares of common stock and (ii) 39,737 RSUs which vest within 60 days of April 10, 2026. Dr. Lin is our President, Chief Executive Officer, and Chairman of the Board. Excludes shares of common stock subject to outstanding PSUs.

(4)
Includes (i) 161,292 shares of common stock. Mr. Black is a member of our Board.

(5)
Includes (i) 166,229 shares of common stock; and (ii) 20,000 shares of common stock held of record by Yuh-Mei Chung. Ms. Chung is Dr. Chen’s spouse. Dr. Chen is a member of our Board.

(6)
Includes (i) 113,151 shares of common stock and (ii) 2,380 shares of common stock held of record by Norman Kinsella. Mr. Kinsella is Ms. DeLaney’s spouse. Ms. DeLaney is a member of our Board.

(7)
Includes (i) 250,435 shares of common stock. Mr. Lin is a member of our Board.

(8)
Includes (i) 17,452 shares of common stock. Dr. Loboa is a member of our Board.

(9)
Includes (i) 235,748 shares of common stock. Mr. Yeh is a member of our Board.

(10)
Includes (i) 167,417 shares of common stock and (ii) 14,163 RSUs which vest within 60 days of April 10, 2026. Dr. Murry is our Chief Financial Officer and Chief Strategy Officer. Excludes shares of common stock subject to outstanding PSUs.

(11)
Includes (i) 142,660 shares of common stock and (ii) 12,247 RSUs which vest within 60 days of April 10, 2026. Dr. Chang is our Senior Vice President and North America General Manager. Excludes shares of common stock subject to outstanding PSUs.

(12)
Includes (i) 236,479 shares of common stock and (ii) 11,074 RSUs which vest within 60 days of April 10, 2026. Mr. Yeh is our Senior Vice President and Asia General Manager. Excludes shares of common stock subject to outstanding PSUs.

(13)
Includes (i) 19,990 shares of common stock and (ii) 8,541 RSUs which vest within 60 days of April 10, 2026. Mr. Kuo is our Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary. Excludes shares of common stock subject to outstanding PSUs.

(14)
Mr. Flanagan is a director nominee.

(15)
Includes an aggregate of (i) 2,920,266 shares of common stock held directly and 22,380 shares of common stock held indirectly by our current executive officers and directors and (ii) 85,762 RSUs that vest within 60 days of April 10, 2026.

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Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Richard Black, a director, did not timely file a Form 4 for a transaction that occurred in August of 2025, but such Form 4 was subsequently filed.
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Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary, Applied Optoelectronics, Inc., 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, no later than the close of business on [        ], 2026 (120 days prior to the anniversary of this year’s mailing date). Stockholders must comply with the procedures and requirements of Rule 14a-8 for their proposal to be included in our proxy statement for the 2027 Annual Meeting.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals. For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Corporate Governance — Director Nominations” section of this Proxy Statement.
In addition, our By-laws provide that any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2027 Annual Meeting, other than proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting, which for 2027, will be no earlier than the close of business on [        ], 2027 nor later than the close of business on [       ], 2027. In addition to satisfying the requirements under our By-laws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting in accordance with Rule 14a-19 under the Exchange Act must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (for the 2027 Annual Meeting, such notice must be provided by [        ], 2027). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our By-laws or the applicable requirements of the Exchange Act and the rules and regulations thereunder.
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As of the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.
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The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering one copy of these materials, other than the proxy card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for the Company. Beneficial stockholders can request information about householding from their banks, brokers, or other nominees. Through householding, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards, to the extent requested. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Statement and Annual Report, or if you hold stock in more than one account and wish to receive only a single copy of the Proxy Statement or Annual Report for your household, please contact Broadridge Householding Department, in writing, at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061 or (866) 540-7095. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple copies by revoking your consent to householding or wish to request single copies of the proxy materials in the future.
By order of the Board,
David Kuo
Chief Legal Officer, Chief Compliance Officer and
Corporate Secretary
[        ], 2026
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APPLIED OPTOELECTRONICS, INC.
13139 Jess Pirtle Blvd., Sugar Land, TX 77478
The Board of Directors (the “Board”) of Applied Optoelectronics, Inc. (the “Company”) is soliciting your proxy for the 2026 Annual Meeting of Stockholders to be held on Thursday, [        ], 2026, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and related materials are first being made available to stockholders beginning on [        ], 2026. A Notice of Internet Availability of Proxy Materials indicating how to access our proxy materials over the Internet will be sent, or given, to stockholders beginning on [       ], 2026. References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Applied Optoelectronics” are to Applied Optoelectronics, Inc. and its consolidated subsidiaries, and references to the “Annual Meeting” are to the 2026 Annual Meeting of Stockholders. This Proxy Statement covers our 2025 fiscal year, which was from January 1, 2025 through December 31, 2025 (“fiscal 2025”). Certain information contained in this Proxy Statement is incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2026 (the “Annual Report”).
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Record Date
Only stockholders of record of common stock at the close of business on April 10, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, there were 80,047,663 shares of common stock outstanding and entitled to vote at the Annual Meeting.
Quorum
A majority of the shares of common stock entitled to vote as of the close of business on the Record Date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your bank, broker, or other nominee) or if you attend the meeting. If less than a quorum is present at any Annual Meeting or at any special meeting of stockholders, the holders of voting stock representing a majority of the voting power present in person or represented by proxy at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. In addition, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
Vote Required to Adopt Proposals
Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the two director nominees under Proposal No. 1 and to one vote on each other proposal.
Proposals	Meeting Agenda

Election of Directors.
The two director nominees to serve as Class I directors will be elected by a plurality of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present, meaning that the two nominees who receive the highest number of “FOR” votes will be elected as Class I directors. You may vote “FOR” or “WITHHOLD” with respect to each director nominee. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominee.

Ratification of Appointment of Independent Registered Public Accounting Firm.
Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. Abstentions will have no effect on the outcome of the proposal, and there should be no broker non-votes on the proposal because brokers have discretion to vote on this proposal, as described in more detail elsewhere in this proxy statement.

Advisory Vote on the Compensation of Our Named Executive Officers.
Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. However, the say-on-pay vote is only advisory in nature and has no binding effect on us or the Board. Nevertheless, the Board will consider the result of the say-on-pay vote when making future compensation decisions regarding our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Approve the Amendment of our Certificate of Incorporation to Clarify the Voting Standard that Applies to Certain Future Amendments.
Approval of Proposal No. 4 requires the affirmative vote of not less than 66 2∕3% of the outstanding shares of capital stock entitled to vote thereon and the affirmative vote of not less than 66 2∕3% of the outstanding shares of each class entitled to vote thereon as a class. Abstentions and broker non-votes will have the same effect as votes AGAINST Proposal No. 4.

Approve the 2026 equity incentive plan.
Approval of Proposal No. 5 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Approve an adjournment of the Annual Meeting.
Approval of Proposal No. 6 requires the affirmative vote of a majority of the votes properly cast on the proposal at the Annual Meeting, where a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Broker Non-Votes
If your shares are held in an account at a bank, broker, or other nominee, that bank, broker, or other nominee may vote your shares on Proposal No. 2 as a “routine” matter, but will not be permitted to vote your shares of common stock with respect to Proposals No. 1, 3, 4, 5 and 6 unless you provide instructions as to how your shares should be voted (where no instructions are provided, this is a “broker non-vote”). If an executed proxy card is returned by a bank, broker, or other nominee holding shares which indicates that the bank, broker, or other nominee has not received voting instructions to vote on Proposals No. 1, 3, 4, 5 and 6 the shares will not be considered to have been voted with respect to such matters, but will be considered present for the purposes of establishing quorum for the Annual Meeting. Your bank, broker, or other nominee will vote your shares of common stock on Proposals No. 1, 3, 4, 5
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and 6, only if you provide instructions on how to vote by following the instructions they provide to you. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Voting Instructions
If you timely vote by telephone or Internet or by marking, signing, and returning your proxy card (if you have received one), the persons named as proxies will follow your instructions. If no choice is indicated on the proxy card, but the proxy card is signed, the shares will be voted as the Board recommends on each proposal. Many banks, brokers and other nominees have a process for their beneficial owners to provide instructions via telephone or the Internet. The voting form that you receive from your bank, broker, or other nominee will contain instructions for voting.
Depending on how you hold your shares, you may vote in one of the following ways:
Stockholders of Record:   You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card (if you received one), or available at proxyvote.com. You may also vote by signing and returning your proxy card, if you received one, in the prepaid envelope, or by attending the Annual Meeting and voting in person.
Beneficial Stockholders:   Your bank, broker, or other nominee will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker, or other nominee to see which options are available to you. Since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a legal proxy.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on [       ], 2026. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting in person.
If you are a stockholder of record, you may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, by delivering written instructions to the Corporate Secretary at our principal executive offices before the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you vote again at the Annual Meeting. If your shares are held in an account at a bank, broker, or other nominee, you should contact your bank, broker, or other nominee for instructions regarding how to change your vote.
Electronic Availability of Proxy Statement and 2025 Annual Report
As permitted by SEC rules, we are making this Proxy Statement and our 2025 Annual Report available to stockholders electronically via the Internet at www.proxyvote.com. On or about [       ], 2026, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our 2025 Annual Report and how to vote online. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the notice. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting. A list of stockholders of record will be available during the Annual Meeting for inspection by stockholders for any legally valid purpose relating to the Annual Meeting. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholders of record for a legally valid purpose by contacting our Corporate Secretary at our corporate headquarters.
If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the notice. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ease and ability of our stockholders to connect with the information they need while reducing the environmental impact of our Annual Meeting.
Solicitation of Proxies
We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other nominees holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, without additional compensation.
Voting Results
We will announce preliminary voting results at the Annual Meeting. We will report final results on a Current Report on Form 8-K to be filed with the SEC within 4 business days after the Annual Meeting.
» 73 «	2026 Proxy Statement

NON-GAAP FINANCIAL MEASURES — NON-GAAP OPERATING INCOME (LOSS)
As discussed in this Proxy Statement, in 2025 we established annual cash incentive plan targets for achieving certain operational milestones, one of which was a specified target of non-GAAP Operating Income/Operating Loss. Non-GAAP Operating Income/Operating Loss is calculated as our GAAP operating income (loss) as defined under generally accepted accounting principles, excluding, share-based compensation expense, non-recurring expenses (income), non-recurring tax expenses (benefits), expenses associated with discontinued products, non-cash expenses associated with discontinued products, and amortization expense which are all required under GAAP.
AOI management uses these non-GAAP financial measures internally to understand, manage and evaluate the business and establish its operational goals, review its operations on a period-to-period basis, for compensation evaluations, to measure performance, and for budgeting and resource allocation. AOI management believes it is useful for the Company and investors to review, as applicable, both GAAP information and non-GAAP financial measures to help assess the performance of AOI’s continuing business and to evaluate AOI’s future prospects. These non-GAAP measures, when reviewed together with the GAAP financial information, provide additional transparency and information for comparison and analysis of operating performance and trends. These non-GAAP measures exclude certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis. Because the Company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial results as presented in accordance with GAAP.
APPLIED OPTOELECTRONICS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands)
Twelve Months Ended December 31, 2025
Reconciliation of GAAP operating loss attributable to Applied Optoelectronics, Inc. and non-GAAP operating loss
GAAP Operating Income (Loss)	(54,602)
Share-based compensation expense	11,710
Expense associated with discontinued products	3,501
Non-cash expenses associated with discontinued products	4,268
Amortization expense	447
Non-recurring expense	1,691
Non-GAAP Operating Income (Loss)	$(32,984)
Less cash bonus	$(21,814)
Non-GAAP Operating Loss, excluding cash bonus and related tax	$(11,170)

» A-1 «	2026 Proxy Statement

VOTE CLARIFICATION AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
1.
Amend the second sentence of ARTICLE IV as follows:

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by ~~the affirmative~~ a vote of the holders of ~~a majority in voting power of the outstanding shares of~~ the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
2.
Amend ARTICLE X of the Certificate as follows:

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. ~~Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that~~ Notwithstanding any other provisions of this Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by law or by this Certificate, the affirmative vote of not less than 66 2∕3% of the outstanding shares of capital stock entitled to vote thereon ~~such amendment or repeal~~, and the affirmative vote of not less than 66 2∕3% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII, Article IX or Article X of this Certificate. For the avoidance of doubt, the Corporation expressly elects to be governed by the provisions of Section 242(d) of the DGCL.
» B-1 «	2026 Proxy Statement

APPLIED OPTOELECTRONICS, INC.
2026 EQUITY INCENTIVE PLAN
Adopted by the Board on April 13, 2026
Approved by the Company’s stockholders on [      ], 2026
1.
Purpose of the Plan. The Company has adopted the 2026 Equity Incentive Plan to attract, retain and motivate individual service providers to the Company and its Related Companies by providing them the opportunity to acquire an equity interest in the Company and align their interests and efforts with the long-term interests of the Company’s stockholders. This Plan is intended to be the successor to the Prior Plans, and no new awards may be granted under the Prior Plans from and after the Effective Date.

2.
Definitions. Capitalized terms used but not otherwise defined in the Plan have the meanings set forth in Appendix A.

3.
Administration.

a.
Administrator. The Administrator is the Board or a Committee duly authorized by the Board (for so long as such authorization is extended). The Board and any Committee may have concurrent authority to administer the Plan. All references in the Plan to the “Administrator” will be to the Board or the authorized Committee.

i.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, those transactions will be structured to satisfy the requirements for exemption under Rule 16b-3, including that the Award will be granted by the Board or a Committee that consists solely of two or more non-employee directors (as determined under Rule 16b-3(b)(3)) and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

ii.
Delegation to an Officer. The Administrator may delegate to one or more officers of the Company the authority to do one or both of the following: (A) designate employees who are not officers of the Company or members of the Board to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (B) determine the number of shares of Common Stock to be subject to the Awards granted to those employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the information required under Section 157(c) of the Delaware General Corporation Law (or any successor statute or rule thereto), including the total number of shares of Common Stock that may be subject to the Awards granted by the officer and that the officer may not grant an Award to themselves. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Administrator, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, the Administrator may not delegate to an officer who is acting solely in the capacity of an officer (and not also as a member of the Board) the authority to determine Fair Market Value of a share of Common Stock for purposes of determining the exercise price of Options or SARs.

b.
Powers of Administrator. The Administrator will have full power and exclusive authority, subject to the terms of this Plan, restrictions under Applicable Law, and the delegation of authority from the Board, to:

i.
select which Eligible Persons will be granted Awards;

ii.
determine the type of Awards, number of shares of Common Stock covered by the Award, the Fair Market Value of the shares, and the terms and conditions of that Award (including when the Award may vest, be exercised (including prior to vesting), or settled, whether the Award carries rights to dividends or Dividend Equivalents, and whether the Award is to be settled in cash, shares of Common Stock, or other property) and the form of Award Agreement;

iii.
determine whether, to what extent and under what circumstances Awards may be amended (including to waive restrictions, accelerate vesting or extend exercise periods), tolled, cancelled or terminated;

iv.
interpret and administer the Plan, any Award Agreement and any other agreements or documents related to the administration of Awards;

v.
establish rules, and delegate ministerial duties to the Company’s employees consistent with Applicable Law, for the proper administration of the Plan; and

vi.
make any other determination and take any other action that the Administrator deems necessary or desirable for administration of the Plan.

» C-1 «	2026 Proxy Statement

The Administrator’s decisions will be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.
4.
Shares Subject to the Plan.

a.
Authorized Number of Shares. Subject to adjustment from time to time as provided in this Plan, the maximum aggregate number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) will be the sum of:

i.
2,500,000 shares, plus

ii.
any shares of Common Stock that, as of the Effective Date, are available to be made subject to new grants under the Prior Plans, which shares will cease to be available for issuance under the Prior Plans as of the Effective Date and instead become available under this Plan, plus

iii.
up to 2,838,711 shares of Common Stock subject to awards granted under the Prior Plans that, on or after the Effective Date, would otherwise return to the share reserve of the Prior Plans under the terms of the Prior Plans (excluding shares tendered or withheld to pay the exercise or purchase price of or withholding taxes due on an award granted under the Prior Plans, but including shares subject to Lapsed Awards (as defined in the Prior Plans)), which shares will cease to be available under the Prior Plans and will become available under this Plan effective on the date the shares would otherwise return to the Prior Plans.

The maximum aggregate Share Reserve (the sum of (i), (ii) and (iii)) will not exceed 5,757,129 shares of Common Stock. Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares.
b.
Share Use.

i.
If any Award lapses, expires, terminates or is forfeited or canceled due to failure to earn or exercise the Award prior to the issuance of shares thereunder, if shares are issued to a Participant but are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or if an Award is settled in cash or other property, then those shares will revert to and be available for issuance under the Plan.

ii.
Shares tendered to or withheld by the Company to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligation in connection with the exercise or settlement of an Award will be deemed issued and not be added back to the Share Reserve. Vested shares that have been issued under an Award and subsequently forfeited or reacquired by the Company will not be added back to the Share Reserve. If any shares of Common Stock are repurchased by the Company on the open market with the proceeds of the exercise or purchase price of an Award, then the number of shares so repurchased shall not remain available for subsequent issuance under the Plan.

iii.
If a Participant receives dividends or Dividend Equivalents in respect of an Award in the form of shares or reinvests cash dividends or Dividend Equivalents paid in respect of Awards into shares of Common Stock, those shares will not reduce the Share Reserve, unless expressly determined otherwise by the Administrator.

iv.
No fractional shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

v.
The Administrator may grant Substitute Awards under the Plan. If the Board approves a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, the grant of those substitute or assumed awards will be deemed to be the action of the Administrator without any further action by the Administrator, and the persons holding the newly substituted or assumed Awards will be deemed to be Participants.

5.
Eligibility; Non-Employee Director Award Limit.

a.
Eligible Recipients. The Administrator may grant Awards (i) to any employee (including any officer) of the Company or a Related Company and (ii) to any independent contractor (including directors, consultants and advisors) who is a natural person for bona fide services rendered to the Company or any Related Company, provided (A) the services are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, in each case within the meaning of Form S-8 promulgated under the Securities Act and (B) the grant of an Award or issuance of the shares thereunder does not cause the Company to lose the ability to register the issuance of the shares under Form S-8.

b.
Non-Employee Director Award Limit. Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company (“Non-Employee Director”), including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not

» C-2 «	2026 Proxy Statement

exceed $[750,000], with the value increased to $[1,000,000] for any Non-Employee Director that joins the Company during the fiscal year. Awards granted under the Plan will be considered in determining compliance under the Company’s Stock Ownership and Retention Guidelines.
6.
Provisions Applicable to All Awards.

a.
Grant Date. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, received by, or accepted by, the Participant.

i.
Clerical Errors. If the Administrator’s records (e.g., consents, resolutions or minutes) documenting the corporate action granting the Award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the Administrator’s records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

ii.
Grants Prior to Start Date. If the Administrator attempts to grant an Award effective as of a date in the future, and if the Award recipient is not in service with the Company or a Related Company as of that future date (either due to failure to commence service by that future date or a Termination of Service), then as of that future date, the Award will be deemed null, void and of no force and effect without any further action by the Administrator, and the individual will have no rights, title or interests in or to the Award or the shares of Common Stock underlying the Award.

b.
Evidence of Awards. The Administrator will document all Awards by a written instrument (which may include electronic writings such as smart contracts and distributed ledger entries) that contains the material terms of the Award, including but not limited to the consideration to be paid to receive the award (including the Participant’s services to the Company or a Related Company), the exercise or purchase price (if any), the vesting schedule (including any performance vesting triggers), and the Company’s rights to repurchase or reacquire the shares subject to the Award.

c.
Other Governing Documents. The Administrator may require a Participant, as a condition to receiving shares under the Plan, to sign additional documentation as reasonably required by the Administrator for compliance with Applicable Laws and the orderly administration of the Plan.

d.
Payments for Shares and Taxes. The Administrator will determine the forms of consideration a Participant may use to pay the exercise or purchase price for shares issued under Awards and any withholding taxes or other amounts due in connection with Awards. A Participant must pay all consideration due in connection with the Award (including withholding taxes) before the Company will issue the shares being acquired. The Administrator may (but is not required to) permit the use of the following forms of consideration:

i.
cash or cash equivalent, including checks, wire transfers, ACH payments, and convertible virtual currencies;

ii.
having the Company withhold shares of Common Stock and any other consideration that would otherwise be issued under an Award (other than in respect of an Incentive Stock Option) that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, including in connection with a Change of Control (a “Withhold to Cover”);

iii.
tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant free and clear of any liens, claims or other encumbrances that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company, but only if the tender will not result in any adverse accounting consequences to the Company;

iv.
if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by Applicable Laws, delivery of a properly executed agreement, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the consideration due to the Company, all in accordance with the regulations of the Federal Reserve Board (a “Public Sell to Cover”); and/or

v.
such other consideration as the Administrator may permit.

A Participant may request or authorize the Administrator to withhold amounts owed under this Plan from cash payments otherwise owed to the Participant by the Company or a Related Company. If a Participant engages in a Withhold to Cover transaction to pay for applicable tax withholdings, the value of the shares so withheld may not exceed the employer’s applicable maximum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Administrator.
e.
Vesting. Unless otherwise provided by the Administrator, a Participant will cease vesting in an Award at the time of the Participant’s Termination of Service and the Participant will have no further rights, title or interests in or to the unvested portion of the Award following the Termination of Service.

f.
Performance-Based Awards. The Administrator may grant Awards subject to performance-based conditions. The Administrator may choose the performance-based conditions in its sole discretion, which may be determined on a

» C-3 «	2026 Proxy Statement

Company-wide, divisional, business unit or individual basis and may include Performance Metrics. The time period during which the performance-based conditions must be met will be called the “Performance Period.”
g.
Change in Service; Leaves of Absence. The Administrator will determine the effect on Awards of a Participant’s leave of absence or change in hours of employment or service. In general, if, after the Grant Date of any Award to a Participant, the Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Related Companies is reduced (for example, and without limitation, if the Participant has a change in status from a full-time employee to a part-time employee, or if the Participant goes on a leave of absence without using paid vacation or sick days), the Administrator has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares, other property or cash subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award (but only if the modification would not cause the Participant to incur penalties or additional taxation under Section 409A). If an Award is reduced, the Participant will have no right with respect to the portion of the Award that is so reduced.

h.
Applicability of Award Terms to New Property. If a Participant receives new or additional shares of Common Stock, other securities, other property, or cash in respect of an Award, those shares, securities, property and cash will be subject to all the same terms of the Plan and the Award Agreement as applied to the underlying shares of Common Stock subject to that Award.

i.
Dividends and Dividend Equivalents. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to receive dividends or Dividend Equivalents with respect to the payment of cash dividends on shares having a record date prior to the date on which the Awards are settled or forfeited. The dividends or Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion subject to the provisions of the Plan. However, dividends and Dividend Equivalents will be subject to the same vesting provisions as the Awards to which they relate, and while amounts may accrue while the Award or Dividend Equivalent is unvested, the amounts payable with respect to Dividend Equivalents or dividends will not be paid before the Dividend Equivalent or the Award to which it relates vests. If a dividend or distribution is paid in shares of Common Stock or any other adjustment is made on a change in the capital structure of the Company as described in Section 12, appropriate adjustments will be made to the Participant’s Award and the associated Dividend Equivalent so that it represents the right to receive on settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable on settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award. Dividend Equivalents will be subject to the same Award Limits applicable to the underlying Award.

j.
Recoupment. All Awards are subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, including, but not limited to, the Company’s Incentive Compensation Recovery Policy. The implementation of any clawback policy will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.”

k.
Investigations. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under any Award will likewise be suspended during the period of investigation.

l.
No Obligation to Notify or Minimize Taxes. The Company and the Administrator will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising the Participant’s rights under an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

7.
Options & SARs.

a.
Exercise Price.

i.
Generally, the Administrator may not grant Options or SARs with an exercise price per share less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

ii.
The Administrator may grant Options or SARs with a price less than 100% of the Fair Market Value in the case of Substitute Awards.

iii.
Without the approval of the Company’s stockholders, the Administrator may not engage in a transaction that is commonly referred to as a “repricing” of an outstanding Option or SAR, including (A) reducing the exercise price of an outstanding Option or SAR with an exercise price greater than the then-current Fair Market Value of the Common Stock (an “Underwater Award”), (B) cancelling an Underwater Award and granting in substitution (1) an Award

» C-4 «	2026 Proxy Statement

with a lower exercise price, (2) cash, and/or (3) other consideration determined by the Administrator, or (C) take any other action that is treated as a “repricing” under generally accepted accounting principles.
b.
Term. The maximum term of an Option or SAR will be 10 years from the Grant Date, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.

c.
Conditions to Exercise.

i.
To exercise an Option or SAR, the Participant must deliver (A) the exercise agreement stating the number of shares being purchased and, if applicable, the account number or digital wallet address into which the shares should be deposited, (B) payment in full of the exercise price and any tax withholding obligations, and (C) any additional documents required by the Company as a condition to exercise. The Company will not initiate the settlement on the exercise of an Option or SAR until the Company has verified that all conditions necessary for the exercise of the Award have been satisfied (including compliance with Applicable Laws), all the foregoing steps have been completed and the Company initiates the issuance of the shares in the Participant’s name. The Company will issue exercised shares promptly after the exercise.

ii.
The Administrator may modify the exercise agreement form and the procedure for exercise, from time to time, including after the Grant Date of an Award, without the Participant’s consent. The Administrator may restrict exercise to those times when the exercise will not violate Applicable Laws. In addition, the Administrator may prohibit exercise during any “blackout” or “closed” trading windows under the Company’s insider trading policies (as amended from time to time).

iii.
The Administrator may require that an Option may be exercised only for whole shares and for not less than a reasonable number of shares at any one time.

d.
Non-Exempt Employees. If an Option or SAR is granted to an employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least 6 months following the Grant Date of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a disability, (ii) on a Change of Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) on the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee from the exercise or vesting of an Option or SAR will be exempt from the employee’s regular rate of pay. If required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee from the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this paragraph will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

e.
Effect of Termination of Service. The Administrator will establish and define in the Award Agreement how an Option or SAR will be treated on a Termination of Service. Unless otherwise set forth in the Award Agreement or otherwise determined by the Administrator, the following treatment will apply:

i.
Any portion of an Award that is not vested and exercisable on the date of a Participant’s Termination of Service will expire on the Participant’s Termination of Service.

ii.
Any portion of an Award that is vested and exercisable on the date of a Participant’s Termination of Service will expire on the earliest to occur of the following, if not exercised by that date:

A.
if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

B.
if the Participant’s Termination of Service occurs by reason of Cause, the date of the Termination of Service;

C.
if the Participant’s Termination of Service occurs by reason of death or Disability, the date that is 12 months after such Termination of Service;

D.
if the Administrator determines during any of the foregoing post-termination exercise periods that Cause for termination existed at the time of the Participant’s Termination of Service, immediately on such determination;

E.
if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to assume, continue, replace or substitute an equivalent Award, then at the effective time of the Change of Control; and

F.
the Award Expiration Date.

» C-5 «	2026 Proxy Statement

f.
Extension Under Limited Circumstances. The Administrator may provide that:

i.
if the exercise of an Option or SAR following the Termination of Service (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Award will terminate on the earlier of (A) the Award Expiration Date, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or

ii.
if the exercise of the Award following the Participant’s Termination of Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or the Company’s insider trading policy, then the Award will terminate on the earlier of (A) the Award Expiration Date or (B) the expiration of a period of thirty (30) days (or such longer period of time as determined by the Administrator in its sole discretion) after the Termination of Service during which the exercise of the Award would not be in violation of such registration requirements or insider trading policy requirements.

g.
No Reload Options. Options shall not be granted under this Plan in consideration for, and shall not be conditioned upon, the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other Option.

8.
Incentive Stock Option Limitations. The terms of an Incentive Stock Option must comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, each of which is incorporated by reference into this Plan. The Administrator will construe the terms of any Option granted as an Incentive Stock Option within the meaning of Section 422 of the Code, and if the Option (or a portion thereof) does not meet the requirements of Section 422 of the Code, that Option (or that portion) will be treated as a Nonqualified Stock Option. The requirements of Section 422 of the Code include the following:

a.
ISO Limit. The maximum number of shares that may be issued on the exercise of Incentive Stock Options will equal the Share Reserve (the “ISO Limit”). Each increase to the Share Reserve authorized by the Board and stockholders after the Effective Date will also result in a corresponding increase in this ISO Limit, unless otherwise expressly provided in the Board or stockholder resolutions approving such increase.

b.
ISO Granting Period. No Incentive Stock Options may be granted more than 10 years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. For clarity, any stockholder approved amendment of the Share Reserve that also amends the ISO Limit will be deemed the adoption of a new plan for purposes of Section 422 of the Code and therefore an extension of the period in which Incentive Stock Options may be granted, unless otherwise expressly provided for in the stockholder resolutions approving such increase.

c.
ISO Qualification. If the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (or such other limit established by the Code), or if the Option otherwise does not comply with the requirements under Section 422 of the Code, the Option (or the portion that does not meet the requirements of Section 422 of the Code) will be treated as a Nonqualified Stock Option. Options will be taken into account in the order in which they were granted. If the Participant holds two or more Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.

d.
Eligible Employees. Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options. This Plan does not prohibit the grant of Incentive Stock Options to employees who reside or work outside of the United States.

e.
Exercise Price. Incentive Stock Options will be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (as determined under the Code, a “Ten Percent Stockholder”), will be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The Administrator will determine status as a Ten Percent Stockholder in accordance with Section 422 of the Code.

f.
Option Term. The maximum term of an Incentive Stock Option will not exceed 10 years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, will not exceed 5 years, in each case, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.

g.
Exercisability. An Option designated as an Incentive Stock Option will cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability (as defined for purposes of Section 422 of the Code), or (iii) more than six months following the first day of a Participant’s

» C-6 «	2026 Proxy Statement

leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract (as such rule is explained in Section 422 of the Code).
h.
Taxation of Incentive Stock Options. To obtain the tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired on the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise (that is, the Participant must not Transfer the shares until at least the day after the expiration of these periods). A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant must give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of these holding periods.

i.
Code Definitions. For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” will have the meanings attributed to those terms for purposes of Section 422 of the Code.

j.
Stockholder Approval. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

9.
Restricted Stock, Restricted Stock Units and Other Stock Based Awards.

a.
Restricted Stock. The Administrator will specify whether the Award is a Restricted Stock Purchase Award or a Restricted Stock Bonus Award.

i.
Section 83(b) Election. The Administrator may require that the Participant deliver a completed copy of the Participant’s Section 83(b) election, the taxes due in connection with that election and evidence of timely receipt of the Section 83(b) election by the Internal Revenue Service. If a Participant fails to satisfy these requirements, the Administrator will instruct the Company to withhold/remit (if applicable) taxes on, and report to the applicable taxing authorities, the income recognized on each subsequent vesting date of the Award in accordance with Applicable Law. In the alternative, the Administrator may grant the Award of Restricted Stock subject to a forfeiture condition whereby failure to satisfy these requirements results in the forfeiture of all unvested shares of Common Stock subject to the Award at the Participant’s original purchase price (or for no consideration, in the case of a Restricted Stock Bonus Award).

b.
Restricted Stock Units.

i.
If the Administrator grants Restricted Stock Units intended to be exempt from Section 409A under Treasury Regulation Section 1.409A-1(b)(4), then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) the Company will deliver the vested shares of Common Stock (or other property or cash due on vesting) not later than the last day of the period determined under Treasury Regulation Section 1.409A-1(b)(4), which is incorporated by reference into this Plan.

ii.
If the Administrator grants Restricted Stock Units intended to be compliant deferred compensation under Treasury Regulation Section 1.409A-3, then (A) the Company will treat each installment of Restricted Stock Units that vests as a separate installment for purposes of Section 409A, and (B) if the Award Agreement fails to state at least one permitted distribution event or form of payment, the Award Agreement will be deemed to provide that the earlier to occur of a Change of Control and the date that is the first day of the 6th calendar year after the Grant Date as the permitted distribution dates and a lump sum payment as the form of payment.

c.
Other Stock Awards. The Administrator may grant or sell Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of the Company’s Common Stock. The Administrator will determine the form of such Award and the terms and conditions to earning the Award in its sole discretion, including the number of shares referenced by the Award, the vesting schedule, whether it will be settled in Common Stock, cash or other property, and when it will be settled.

10.
Tax Matters.

a.
Withholding. The Company will require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to an Award and (ii) any other amounts due from the Participant to the Company, any Related Company or any governmental authority. The Company will not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied. As a result, a Participant may not be able to exercise an Award or have an Award settled, even though the Award is vested, unless and until such obligations are satisfied. As a condition to acceptance of any Award under the Plan, (i) a Participant authorizes withholding by the Company or a Related Company from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or a Related Company which arise in connection with the Award and (ii) a Participant agrees to indemnify and hold the Company and the Related Companies harmless from any failure by the Company or a Related Company to withhold the proper amount. The Administrator makes no representations that Awards granted under the Plan will, and makes no undertaking to, minimize the tax impact to the Participant.

» C-7 «	2026 Proxy Statement

b.
Section 409A. The Company intends that the Plan and Awards granted under the Plan (unless otherwise expressly provided for in the Award Agreement and Administrator resolutions approving the Award) are exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5) or 1.409A-1(b)(6), or otherwise. The Administrator will use reasonable best efforts to interpret, operate and administer the Plan and any Award granted under the Plan in a manner consistent with this intention. However, the Administrator makes no representations that Awards granted under the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

i.
If Section 409A is applicable to any Award granted under the Plan (that is, to the extent not so exempt), the Administrator intends that the non-exempt Award will comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.

ii.
If necessary for exemption from, or compliance with, Section 409A:

A.
All references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).

B.
The Administrator will treat each installment that vests or is delivered under an Award in a series of payments or installments as a separate payment for purposes of Section 409A, unless expressly set forth in the Award Agreement that each installment is not a separate payment.

C.
If the Participant is a “specified employee,” within the meaning of Section 409A, then if necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the 6-month period immediately following the Participant’s “separation from service” will not be paid to the Participant during such period, but will instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is 6 months following the Participant’s separation from service or the Participant’s death, unless the amounts can be paid in another manner that complies with Section 409A.

D.
If, after the Grant Date of an Award, the Administrator determines that an Award is reasonably likely to fail to be either exempt from or compliant with Section 409A, the Administrator reserves the right, but will not be required, to unilaterally (and without the affected Participant’s consent) amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. Any such amendment or modification made to avoid the imposition of adverse taxation under Section 409A will be deemed not to materially adversely impact the Participant.

E.
The right to any dividends or Dividend Equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right and must otherwise comply with or qualify for an exemption under Section 409A. In addition, the right to any dividends or Dividend Equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.

11.
Restrictions on Transfer of Awards and Common Stock.

a.
No Transfer of Awards. A Participant may not Transfer an Award or interest in an Award other than (i) Transfers on Participant’s death by will or by the Applicable Laws of descent and distribution, and (ii) Transfers of vested shares of Common Stock after the period of restrictions have lapsed or been removed and the shares have been issued to the Participant, and subject to compliance with the Company’s policies on trading in Company securities and Applicable Laws. In general, during a Participant’s lifetime, only the Participant granted the Award may exercise the Award or purchase the shares under the Award. The Administrator may permit the Transfer of an Award or an interest in an Award if that Transfer complies with all Applicable Laws, such as a transfer to a trust if the Participant is considered the sole beneficial owner of the trust (as determined under Applicable Laws) or pursuant to a court-endorsed domestic relations order in a format acceptable to the Administrator.

b.
Refusal to Transfer. The Company will not be required (i) to Transfer on its books any shares of Common Stock that have been purportedly Transferred in violation of any of the provisions of this Plan, or (ii) to treat as owner of the shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom the shares have purportedly been so Transferred. In general, any Transfer or purported Transfer of an Award or of shares of Common Stock issued under the Plan in violation of the Plan will be null and void, and will have no force or effect.

12.
Changes to Company’s Common Stock.

a.
If the Company undertakes a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s

» C-8 «	2026 Proxy Statement

corporate or capital structure that constitutes an equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) and that results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Administrator will make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options; and the maximum number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid under the Award, in each case as necessary to prevent the diminution or enlargement of rights under this Plan. The determination by the Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding. For clarity, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, outstanding Awards.
b.
Dissolution or Liquidation. To the extent not previously exercised or settled, and unless otherwise determined by the Administrator in its sole discretion, Awards will terminate immediately prior to the dissolution or liquidation of the Company. If a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Administrator, the portion of the Award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.

c.
Change of Control. The following provisions will apply to Awards in the event of a Change of Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Related Company and the Participant. In the event of a Change of Control:

i.
All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and immediately exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change of Control and such Awards shall terminate at the effective time of the Change of Control; provided, however, that with respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, all applicable restrictions or forfeiture provisions shall lapse, and such Awards shall terminate at the effective time of the Change of Control, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

ii.
For the purposes of Section 12(c)(i), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator, and its determination shall be conclusive and binding.

iii.
All outstanding Awards that are subject to vesting based on the achievement of specified performance goals, and that are earned and outstanding as of the date the Change of Control is determined to have occurred, and for which the payout level has been determined, shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Awards that are subject to vesting based on the achievement of specified Performance Metrics (including any applicable Performance Period) for which the payout level has not been determined shall be prorated based on actual results measured against the performance goals as of the Change of Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Administrator in its sole discretion shall remain in effect. With respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall terminate at the effective time of the Change of Control if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company.

» C-9 «	2026 Proxy Statement

iv.
Notwithstanding the foregoing, the Administrator, in its sole discretion, may instead provide in the event of a Change of Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is a transaction that does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Administrator in its sole discretion) exceeds (B) if applicable, the respective aggregate exercise price or grant price for such Awards.

v.
For the avoidance of doubt, nothing in this Section 12(c) requires all outstanding Awards to be treated similarly.

d.
Non-Employee Director Awards. Awards granted to Non-Employee Directors who remain in Service on the Board as of immediately prior to the effective time of a Change of Control will become fully vested and exercisable as of immediately prior to the effective time, provided the Non-Employee Director signs and returns a joinder and release agreement comparable to (and not materially more onerous than) that required of the Company’s stockholders as part of the definitive agreement relating to the Change of Control.

e.
Further Adjustment of Awards. The Administrator will have the discretion to take additional action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but will not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

f.
No Limitations. The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or Transfer all or any part of its business or assets.

g.
Payment Conditions. By accepting an Award under the Plan, each Participant agrees that if an Award is to be terminated in connection with a Change of Control in exchange for a payment in cash, securities or other property, a condition to receipt of any such payment is that the Participant execute an Award termination agreement providing for, among other things, (i) the Participant’s agreement and consent to (A) the amount of such consideration to be paid in respect of the Award and (B) the termination of the Award in exchange for such consideration, (ii) the Participant’s agreement to be bound by the indemnification, escrow, earn-out, holdback or similar arrangements contained in the definitive agreements relating to the Change of Control that are applicable to holders of Common Stock generally, (iii) a customary release of any and all claims the Participant may have, whether known, unknown or otherwise, arising from or relating to the Award and ownership of Company securities, including any claims relating to cash, equity or other compensation, (iv) the Participant’s agreement to keep all non-public information provided in connection with the Change of Control transaction confidential, and (v) other customary provisions.

h.
Fractional Shares. In the event of any adjustment in the number of shares covered by any Award, each such Award will cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment will be disregarded.

13.
Term of the Plan. This Plan will expire 10 years after the original adoption of the Plan by the Board. The Administrator may not grant new Awards after the expiration of the Plan or the date the Plan is otherwise terminated. Stockholders of the Company must approve the Plan and any increase in the Share Reserve and ISO Limit not later than 12 months after the Plan, Share Reserve or ISO Limit increase, as applicable, is adopted by the Board.

14.
Amendment and Termination.

a.
Plan Amendment, Suspension or Termination. The Administrator may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it will deem advisable. No amendment will be effective absent stockholder approval if required by Applicable Law, including any amendment that would increase the Share Reserve or ISO Limit.

b.
Award Amendment. The Administrator may amend any Award at any time. However, the Administrator may not amend an Award in a manner that materially adversely impacts the rights of the Participant holding that Award without the Participant’s written consent. A Participant will not be deemed to have been materially adversely impacted if, without the consent of the Participant, the Board amends an Award: (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (ii) to change the terms of an Incentive Stock Option to the extent such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to clarify the manner of exemption from, or to bring the Award into compliance with Section 409A, (iv) to correct clerical or typographical errors, or (v) to comply with other Applicable Laws.

» C-10 «	2026 Proxy Statement

15.
No Individual Rights.

a.
No individual or Participant will have any claim to be granted any Award under the Plan. The Company has no obligation for uniformity of treatment of Participants under the Plan.

b.
Nothing in the Plan or any Award will be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s Service relationship at any time, with or without cause.

16.
Conditions on Issuance of Shares.

a.
The Company will have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all Applicable Laws.

b.
The Company will be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that legal counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock under those Awards.

c.
As a condition to the receipt of Common Stock under the Plan, the Administrator may require the Participant to (i) make any representations or warranties required for compliance with Applicable Laws and (ii) undertake additional actions as necessary to comply with Applicable Laws.

d.
The Company may issue shares of Common Stock on a noncertificated basis, including as digital assets located on a distributed ledger or blockchain, to the extent not prohibited by Applicable Law or the applicable rules of any stock exchange. The Company may require that any shares of Common Stock that are unvested or subject to transfer restrictions will be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Administrator.

17.
No Rights as a Stockholder. Unless otherwise provided by the Administrator or in the Award Agreement or in a written employment, services or other agreement, no Participant will be deemed to be the holder of, or have any rights of a holder of, the shares of the Common Stock subject to an Award unless and until the date of issuance under the Plan of the shares that are the subject of such Award. No adjustment to an Award will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 12.

18.
Participants in Other Countries or Jurisdictions. The Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan. The Administrator has the authority to adopt Plan modifications, administrative procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees.

19.
No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein will require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant. No Participant will have any rights that are greater than those of a general unsecured creditor of the Company. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

20.
Successors. All obligations of the Company under the Plan with respect to Awards will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. The Plan and conditions of any Award will be binding on the Participant and the Participant’s estate, executor, any receiver or trustee in bankruptcy and any representative of Participant’s creditors.

21.
Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision will be construed or deemed amended to conform to Applicable Laws. If any such provision cannot be so construed or deemed amended without, in the Administrator’s determination, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award will remain in full force and effect.

22.
Choice of Law and Venue. The Plan, all Awards granted thereunder, and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the state of Texas

» C-11 «	2026 Proxy Statement

without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the state of Texas.
23.
Legal Requirements. The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to and intended to comply with all Applicable Laws.

» C-12 «	2026 Proxy Statement

DEFINITIONS
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Administrator” has the meaning set forth in Section 3(a) of the Plan.
“Applicable Law” means the requirements relating to the administration of this Plan and the Awards granted hereunder under any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Administrator from time to time.
“Award Agreement” means the written document stating the terms of the Award.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means, with respect to a Participant, the occurrence of any of the following events: (a) such Participant’s commission of any felony or any misdemeanor involving moral turpitude, dishonesty or fraud; (b) such Participant’s commission of a crime involving fraud or dishonesty under the laws of the United States or any state thereof; (c) such Participant’s violation of any contract or agreement between the Participant and the Company or a Related Company or any breach of any statutory duty owed to the Company or a Related Company; (d) such Participant’s unauthorized use, misappropriation or disclosure of the confidential information or trade secrets of the Company or a Related Company; (e) such Participant’s misconduct that is injurious or reasonably likely to be injurious to the Company or a Related Company, whether financially, reputationally or otherwise; (f) such Participant’s willful failure or refusal to perform the duties and responsibilities of the Participant’s position or to comply with any lawful directive of the Company or a Related Company; (g) such Participant’s material failure to comply with the written policies or rules of the Company or a Related Company; or (h) such Participant’s act of fraud, embezzlement or misappropriation against the Company or a Related Company. The determination that a termination of the Participant is either for Cause or without Cause will be made by the Administrator, in its sole discretion. Any determination by the Administrator that a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.
“Change of Control,” unless the Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
a.
Any person or entity becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.

b.
A Company Transaction.

However, the term Change of Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
In addition, a Change of Control will not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other entity or person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (ii) solely because the level of ownership held by any person or entity (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding. However, if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change of Control will be deemed to occur.
If necessary for compliance with Section 409A, no transaction will be a Change of Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means a duly authorized committee of the Board that is structured to satisfy Applicable Laws for purposes of the actions being taken by that Committee.
» C-13 «	2026 Proxy Statement

“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” means Applied Optoelectronics, Inc., a Delaware corporation.
“Company Transaction” means:
(a)
a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(b)
a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

(c)
a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition.

“Disability” unless otherwise defined by the Administrator for purposes of the Plan or in an Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform the Participant’s material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Administrator, each of whose determination will be conclusive and binding.
“Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share represented by an Award held by such Participant. Dividend Equivalents will generally be subject to the same vesting restrictions as the related shares subject to the underlying Award. The Administrator may settle Dividend Equivalents in cash, shares of Common Stock, or a combination thereof.
“Effective Date” means the date the Plan is first approved by the stockholders.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Administrator. In general, if the Common Stock is listed on an established stock exchange or national market system, the Administrator will use the closing sales price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Administrator using such methods or procedures as it may establish. If the Common Stock is not listed on a national stock exchange or national market system, the Administrator will determine Fair Market Value in a manner consistent with Sections 409A and 422 of the Code. However, in determining the value of a share for purposes of tax reporting purposes and such other purposes as determined by the Administrator, the Administrator may calculate Fair Market Value using the foregoing methods, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company’s general counsel or principal financial officer in good faith in a manner that complies with applicable tax laws.
“Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term as applicable to an Award and, in the absence of such agreement, such term means, with respect to a Participant, the Participant’s resignation from all positions he or she then-holds with the Company following: (i) a reduction in the Participant’s base salary of more than 10% or (ii) the required relocation of Participant’s primary work location to a facility that increases the Participant’s one-way commute by more than 50 miles, in either case, only if (x) Participant provides written notice to the Company’s Chief Executive Officer within 30 days following such event identifying the nature of the event, (y) the Company fails to cure such event within 30 days following receipt of such written notice and (z) Participant’s resignation is effective not later than 30 days thereafter.
“Grant Date” means the later of (a) the date on which the Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards will not defer the Grant Date.
“Incentive Stock Option” or “ISO” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
» C-14 «	2026 Proxy Statement

“Nonqualified Stock Option,” “Nonstatutory Stock Option,” or “NSO” means an Option that does not qualify as an Incentive Stock Option.
“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Related Company.
“Option” means a right to purchase Common Stock granted under Section 7 of the Plan. Options are either Incentive Stock Options or Nonstatutory Stock Options.
“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Metrics” means any performance objectives selected by the Administrator, which may include measuring achievement in earnings (including earnings per share or net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; environmental or climate impact; social good impact; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; and corporate development and planning goals. Performance Metrics may be measured on an absolute basis or relative to a pre-established target, across or within Performance Periods, and, with respect to financial metrics, in accordance with or with deviations from either United States Generally Accepted Accounting Principles (“GAAP”) or International Accounting Standards Board (“IASB”) principles.
“Plan” means this 2026 Equity Incentive Plan.
“Prior Plans” means the Company’s Amended and Restated 2021 Equity Incentive Plan and the Amended and Restated 2013 Equity Incentive Plan.
“Related Company” means any “parent” or “subsidiary” of the Company, as such terms are defined under Rule 405 of the Securities Act. The Administrator will determine status as a Related Company.
“Restricted Stock” means an Award of shares of Common Stock, either without payment of a purchase price (a “Restricted Stock Bonus Award”) or with payment of a purchase price (a “Restricted Stock Purchase Award”).
“Restricted Stock Unit” or “RSU” means an Award denominated in units of Common Stock that represents an unfunded, unsecured right to receive the Fair Market Value of one share of Common Stock for each unit subject to the Award in cash, Common Stock or other securities, on the date of vesting or settlement.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
“Section 409A” means Section 409A of the Code.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Service” means there has not been a Termination of Service with respect to a Participant.
“Stock Appreciation Right” or “SAR” means a right to receive, in cash, shares of Common Stock or other securities, (i) the Fair Market Value per share of Common Stock on the date of exercise minus the grant price per share of Common Stock subject to the SAR, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.
“Termination of Service” unless the Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service will be determined by the Company’s chief human resources
» C-15 «	2026 Proxy Statement

officer or other person performing that function or, with respect to directors and executive officers, by the Administrator, whose determination will be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company will not be considered a Termination of Service for purposes of an Award. Unless the Administrator determines otherwise, a Termination of Service will be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a Non-Employee Director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a Non-Employee Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, will not be considered a Termination of Service.
“Transfer” means, as the context may require, (a) any sale, assignment, pledge (as collateral for a loan or as security for the performance of an obligation or for any other purpose), hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, (b) any transaction designed to give the stockholder essentially the same economic benefit as any of the foregoing, and (c) any verb equivalent of the foregoing.
“Vesting Commencement Date” means the date selected by the Administrator as the date from which an Award begins to vest.
» C-16 «	2026 Proxy Statement

APPLIED OPTOELECTRONICS, INC. ATTN: LEGAL DEPARTMENT 13139 JESS PIRTLE BLVD. SUGAR LAND, TX 77478 PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark and sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91926-P50354 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY APPLIED OPTOELECTRONICS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Class I Directors for Election: Nominees: 01) Che-Wei Lin 02) Robert (Bob) Flanagan !!! The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. 3. 4. 5. 6. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. To approve, on an advisory basis, the compensation of our named executive officers. To approve the amendment of our Amended and Restated Certificate of Incorporation, as amended, to clarify the voting standard that applies to certain future amendments. To approve the 2026 equity incentive plan. To approve an adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting. !!! !!! !!! !!! !!! NOTE: In their discretion, the Proxies (or their substitutes) are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting including, without limitation, procedural and other matters related to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nominee if any nominee named above is unwilling or unable to, or for good cause will not, serve if elected. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V91927-P50354 APPLIED OPTOELECTRONICS, INC. Annual Meeting of Stockholders [TBD], 2026 [TBD] A.M. Central Time This proxy is solicited by the Board of Directors The stockholder(s), revoking all prior proxies heretofore given, hereby appoint(s) Chih-Hsiang (Thompson) Lin and David Kuo, and each of them, as proxies, each with the power to appoint his substitute and to act alone, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of APPLIED OPTOELECTRONICS, INC. that the stockholder(s) is/are entitled to vote if the stockholder(s) was/were present at the Annual Meeting of Stockholders to be held at [TBD] A.M. Central Time on [TBD], 2026, at 13139 Jess Pirtle Blvd., Sugar Land, TX 77478, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4, 5 and 6. Continued and to be signed on reverse side